SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                            ------------------------

                    Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of
                            1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))

                         COLUMBUS MCKINNON CORPORATION
--------------------------------------------------------------------------------
(Name of Registrant as specified in its charter)

Payment of filing fee (check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: __/
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                          COLUMBUS MCKINNON CORPORATION
                         140 JOHN JAMES AUDUBON PARKWAY
                          AMHERST, NEW YORK 14228-1197

                   ------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 2006

                   ------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Columbus McKinnon Corporation, a New York corporation (the "Company"), will be held at the Ramada Hotel and Conference Center, 2402 North Forest Road, Amherst, New York, on July 31, 2006, at 10:00 a.m., local time, for the following purposes:

     1. To elect seven Directors to hold office until the 2007 Annual Meeting and until their successors have been elected and qualified;

     2. To take action and vote upon the adoption of the Columbus McKinnon Corporation 2006 Long Term Incentive Plan;

     3. To take action and vote upon the adoption of the Columbus McKinnon Corporation Executive Management Variable Compensation Plan; and

     4. To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on June 9, 2006, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

     It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, please sign, date and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or using the internet as instructed on the enclosed proxy card. If you attend the Annual Meeting, you may vote your shares in person if you wish. We sincerely appreciate your prompt cooperation.


                                        TIMOTHY R. HARVEY
                                        Secretary


Dated: June 20, 2006

                          COLUMBUS MCKINNON CORPORATION
                         140 JOHN JAMES AUDUBON PARKWAY
                          AMHERST, NEW YORK 14228-1197


                   ------------------------------------------

                                 PROXY STATEMENT

                   ------------------------------------------

     This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation by the Board of Directors of Columbus McKinnon Corporation, a New York corporation ("our Company", "we" or "us"), of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Ramada Hotel and Conference Center, 2402 North Forest Road, Amherst, New York, on July 31, 2006, at 10:00 a.m., local time, and at any adjournment or adjournments thereof. The close of business on June 9, 2006 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting. At the close of business on June 9, 2006, we had outstanding 18,716,147 shares of our common stock, $.01 par value per share, the holders of which are entitled to one vote per share on each matter properly brought before the Annual Meeting.

     The shares represented by all valid proxies in the enclosed form will be voted if received in time for the Annual Meeting in accordance with the specifications, if any, made on the proxy card. If no specification is made, the proxies will be voted FOR the nominees for Director named in this Proxy Statement, FOR the adoption of the Columbus McKinnon 2006 Long Term Incentive Plan and FOR the adoption of the Columbus McKinnon Executive Management Variable Compensation Plan.

     In order for business to be conducted, a quorum must be present at the Annual Meeting. A quorum is a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Abstentions, broker non-votes and withheld votes will be counted in determining the existence of a quorum at the Annual Meeting.

     Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the seven nominees receiving the most votes will be elected. A majority of the votes cast is required to approve the adoption of our 2006 Long Term Incentive Plan and the adoption of our Executive Management Variable Compensation Plan. Under the law of the State of New York, our state of incorporation, only "votes cast" by the shareholders entitled to vote are determinative of the outcome of the matter subject to shareholder vote. Abstentions and broker non-votes will be counted in determining the existence of a quorum, but will not be counted towards any other nominee's achievement of plurality or in determining the votes cast on any other proposal.

     The execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. A shareholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Annual Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

     This Proxy Statement and form of proxy are first being sent or given to shareholders on or about June 20, 2006.

PROPOSAL 1

                              ELECTION OF DIRECTORS

     Our Certificate of Incorporation provides that our Board of Directors shall consist of not less than three nor more than nine Directors to be elected at each annual meeting of shareholders and to serve for a term of one year or until their successors are duly elected and qualified. Mr. Herbert P. Ladds, Jr., who has been a Director since 1973, has announced that he plans to retire as a Director effective as of the date of the Annual Meeting. Accordingly, Mr. Ladds has not been nominated for re-election as a Director and, effective as of the Annual Meeting, the Board of Directors will be reduced to seven members.

     Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the election as Directors of Timothy T. Tevens, Carlos Pascual, Richard H. Fleming, Ernest R. Verebelyi, Wallace W. Creek, Stephen Rabinowitz and Linda A. Goodspeed, each of whom is presently a Director and has been previously elected by our shareholders. If any of these nominees should become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as the Board of Directors shall designate. The Board of Directors has no reason to believe that any of these nominees will be unable or unwilling to serve if elected to office.

     The following information is provided concerning the nominees for Director:

     ERNEST R. VEREBELYI was appointed a Director of the Company in January 2003 and was elected Chairman of the Board in August 2005. Mr. Verebelyi retired from Terex Corporation, a global diversified equipment manufacturer, in October 2002 where he held the position of Group President. Prior to joining Terex in 1998, he held executive, general management and operating positions at General Signal Corporation, Emerson, Hussmann Corporation, and General Electric. Mr. Verebelyi also serves as a director of CH Energy Group, Inc.

     TIMOTHY T. TEVENS was elected President and a Director of our Company in January 1998 and assumed the duties of Chief Executive Officer in July 1998. From May 1991 to January 1998 he served as our Vice President - Information Services and was also elected Chief Operating Officer in October 1996. From 1980 to 1991, Mr. Tevens was employed by Ernst & Young LLP in various management consulting capacities.

     CARLOS PASCUAL has been a Director of our Company since 1998. Mr. Pascual currently serves as Chairman of the Board of Directors of Xerox de Espana S.A. (Spain). From January 2000 through December 2003, Mr. Pascual was Executive Vice President and President of Developing Markets Operations for Xerox. From January 1999 to January 2000, Mr. Pascual served as Deputy Executive Officer of Xerox's Industry Solutions Operations. From August 1995 to January 1999, Mr. Pascual served as President of Xerox Corporation's United States Customer Operations. Prior thereto, he has served in various capacities with Xerox Corporation.

     RICHARD H. FLEMING was appointed a Director of our Company in March 1999. In February 1999, Mr. Fleming was appointed Executive Vice President and Chief Financial Officer of USG Corporation. Prior thereto, Mr. Fleming served USG Corporation in various executive financial capacities, including Senior Vice President and Chief Financial Officer from January 1995 to February 1999 and

Vice President and Chief Financial Officer from January 1994 to January 1995. Mr. Fleming also serves as a member of the Board of Directors for several not-for-profit entities including UCAN, the Child Welfare League of America, and Chicago United.

     WALLACE W. CREEK was appointed a Director of the Company in January 2003. From December 2002 through June 2004, he served as Senior Vice President of Finance for Collins & Aikman, a leading manufacturer of automotive interior components. Prior to that, Mr. Creek served as Controller of the General Motors Corporation from 1992 to 2002 and held several executive positions in finance at General Motors over a forty-three year career. Mr. Creek is also a director of CF Industries Holdings, Inc.

     STEPHEN RABINOWITZ was appointed a Director of the Company in October 2004. He retired in 2001 from his position as Chairman and Chief Executive Officer of General Cable Corporation, a leading manufacturer of electrical, communications and utility cable. Prior to joining General Cable as President and Chief Executive Officer in 1994, he served as President and CEO of AlliedSignal Braking Systems, and before that as President and CEO of General Electric's Electrical Distribution and Control business. He also held management positions in manufacturing operations and technology at the General Electric Company and the Ford Motor Company. Mr. Rabinowitz is also a Director of Energy Conversion Devices, Inc. and JLG Industries, Inc..

     LINDA A. GOODSPEED was appointed a Director of the Company in October 2004. In 2001, she joined Lennox International, Inc., a global supplier of climate control solutions, and currently serves as Executive Vice President and Chief Technology Officer of that company. Prior to that, Ms. Goodspeed served as President and Chief Operating Officer of PartMiner, Inc., a global supplier of electronic components. She has also held management positions in product management and development, research and development and design engineering at General Electric Appliances, Nissan North America, Inc. and the Ford Motor Company. Ms. Goodspeed also serves as a director of American Electric Power Co., Inc. and is a member of the Development Board of the University of Texas at Dallas.


THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.

                              CORPORATE GOVERNANCE

GENERAL CORPORATE GOVERNANCE POLICY

     Our Board of Directors believes that its overriding responsibility is to offer guidance and the benefit of its collective experience to help our management understand the risks confronting, and opportunities available to, our Company. In furtherance of this responsibility, our Board of Directors has adopted a General Corporate Governance Policy setting forth certain policies, guidelines and procedures it deems important to the successful satisfaction of this responsibility. These policies and procedures include guidelines as to the eligibility, independence, evaluation, education, compensation and indemnification of our Directors, as well as with respect to specific transactions requiring the prior formal approval of our Board of Directors. A copy of our General Corporate Governance Policy is posted on the Investor Relations section of the Company's website at WWW.CMWORKS.COM.

BOARD OF DIRECTORS INDEPENDENCE

     Our Board of Directors has determined that each of its current members, other than Mr. Tevens, is independent within the meaning of the NASDAQ Stock Market, Inc. listing standards as currently in effect.

BOARD OF DIRECTORS MEETINGS AND ATTENDANCE

     The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time as appropriate. All Directors are expected to attend each meeting of the Board of Directors and the committees on which he or she serves, and are also invited, but not required, to attend the Annual Meeting. Agendas for meetings of the Board of Directors generally include executive sessions for the independent Directors to meet without management Directors present. During the year ended March 31, 2006, our Board of Directors held 15 meetings. Each Director attended at least 75% of the aggregate number of meetings of our Board of Directors and meetings held by all committees of our Board of Directors on which he or she served. All Directors attended the 2005 Annual Meeting, except for Messrs. Verebelyi and Pascual, who missed the meeting due to flight cancellations, and Ms. Goodspeed.

AUDIT COMMITTEE

     Our Board of Directors has a standing Audit Committee comprised of Mr. Fleming, as Chairman, and Messrs. Verebelyi, Creek and Rabinowitz and Ms. Goodspeed. Each member of our Audit Committee is independent as defined under
Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and under the NASDAQ Stock Market, Inc. rules currently in effect. In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that each of Messrs. Fleming, Creek and Rabinowitz qualifies as an "audit committee financial expert." The duties of our Audit Committee consist of (i) appointing or replacing our independent auditors, (ii) pre-approving all auditing and permitted non-audit services provided to us by our independent auditors, (iii) reviewing with our independent auditors and our management the scope and results of our annual audited financial statements, our quarterly financial statements and significant financial reporting issues and judgments made in connection with the preparation of our financial statements, (iv) reviewing our management's assessment of the effectiveness of our internal controls, as well as our independent auditors' report on this assessment, (v) reviewing insider and affiliated party transactions and (vi) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting or internal controls. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is posted on the Investor Relations section of the Company's website at WWW.CMWORKS.COM. Our Audit Committee held 12 meetings in fiscal 2006.

COMPENSATION AND SUCCESSION COMMITTEE

     Our Compensation and Succession Committee consists of Mr. Pascual, as Chairman, and Messrs. Fleming, Ladds and Rabinowitz, all of whom are independent directors. The principal functions of this Committee are to (i) review and make recommendations to our Board of Directors with respect to our compensation strategy, (ii) evaluate the performance of our executive officers in light of our compensation goals and objectives, (iii) evaluate the performance of our chief executive officer and chief financial officer and review and establish their compensation, (iv) administer and make recommendations for grants and awards to our employees under our incentive compensation programs and (v) review and make recommendations with respect to our succession plans for all key management positions and provide assurance to our Board of Directors that our process in preparing our succession plans is appropriate. The Compensation and Succession Committee is governed by a written charter approved by the Board of Directors which is posted on the Investor Relations section of the Company's website at WWW.CMWORKS.COM. Our Compensation and Succession Committee held four meetings in fiscal 2006.

CORPORATE GOVERNANCE AND NOMINATION COMMITTEE

     Our Corporate Governance and Nomination Committee is responsible for (i) evaluating the composition, organization and governance of our Board of
Directors and its committees, (ii) monitoring compliance with our system of corporate governance and (iii) developing criteria, investigating and making recommendations with respect to candidates for membership on our Board of Directors. This Committee is chaired by Mr. Creek and also includes Messrs. Ladds and Pascual and Ms. Goodspeed. Each of these members is an independent director. Our Corporate Governance and Nomination Committee does not solicit direct nominations from our shareholders, but will give due consideration to written recommendations for nominees from our shareholders for election as directors that are submitted in accordance with our by-laws. See the information contained herein under the heading "Shareholders' Proposals." Generally, a shareholder who wishes to nominate a candidate for Director must give us prior written notice thereof, which notice must be personally delivered or mailed via registered first class mail, return receipt requested, to our Secretary and must be received by our Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the date our proxy statement was first mailed to shareholders in connection with our previous year's Annual Meeting. If such nomination is given in connection with a special meeting for the election of Directors, it must be received no later than the tenth day following the day on which the date of the special meeting is publicly announced or disclosed. The shareholder's recommendation for nomination must contain the following information as to each nominee for Director: the nominee's name, age, business address and residence address; the nominee's principal occupation or employment for the previous five years; the number of shares of our common stock owned by such candidate; and any other information relating to the nominee that is required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Exchange Act. A shareholder's recommendation must also set forth: such shareholder's name and address as they appear on our books and records; the number of shares of each class of our capital stock that are beneficially owned and held of record by such shareholder; any material interest of such shareholder in such nomination; any other information that is required to be provided by such shareholder pursuant to Regulation 14A under the Exchange Act in his or her capacity as a proponent to a shareholder proposal; and a signed consent from each nominee recommended by such shareholder that such nominee is willing to serve as a Director if elected. Any nomination not made in strict accordance with the foregoing provisions will be disregarded at the direction of our Chairman of the Board. The Corporate Governance and Nomination Committee is governed by a written charter approved by the Board of Directors which is posted on the Investor Relations section of the Company's website at WWW.CMWORKS.COM. Our Corporate Governance and Nomination Committee held five meetings in fiscal 2006.

CODE OF ETHICS

     Our Board of Directors adopted a Code of Ethics which governs all of our Directors, officers and employees, including our Chief Executive Officer and other executive officers. This Code of Ethics is posted on the Corporate Information section of the Company's website at WWW.CMWORKS.COM. The Company will disclose on its website any amendment to this Code of Ethics or waiver of a provision of this Code of Ethics, including the name of any person to whom the waiver was granted.

DIRECTOR COMPENSATION

     Effective August 1, 2006, we will pay an annual retainer of $80,000 to each of our outside directors, 30% of which will be paid in our common stock and the balance paid in quarterly cash installments. Our Chairman of the Board will receive an additional annual retainer of $40,000. Directors who are also our employees do not receive an annual retainer. Committee chairmen each receive an additional annual retainer of $6,000, except for the chairman of the Audit Committee who receives an additional annual retainer of $12,000. No additional fees will be paid for attendance at Board of Director or committee meetings. Our Directors will be reimbursed for any reasonable expenses incurred in attending such meetings.

DIRECTORS' AND OFFICERS' INDEMNIFICATION INSURANCE

     Effective April 1, 2006, we placed our directors and officers indemnification insurance coverage with the Cincinnati Insurance Company, Axis Reinsurance Company and Federal Insurance Company for a term of one year at a cost of $278,903. The total insurance coverage is $25,000,000, with Cincinnati Insurance Company providing coverage of $10,000,000, Axis Reinsurance Company providing coverage of $5,000,000 and Federal Insurance Company providing $10,000,000 of "Side A" coverage. This insurance provides coverage to our executive officers and directors individually where exposures exist for which we are unable to provide direct indemnification.

CONTACTING THE BOARD OF DIRECTORS

     Although we do not have a formal policy regarding communications with our Board of Directors, shareholders may communicate with our Board of Directors by writing to: Board of Directors, Columbus McKinnon Corporation, 140 John James Audubon Parkway, Amherst, New York 14228-1197. Shareholders who would like their submission directed to a particular Director may so specify and the communication will be forwarded, as appropriate.

                      OUR DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding our Directors and executive officers:

      NAME                                  AGE    POSITION
      ----                                  ---    --------

      Ernest R. Verebelyi (1 )              58     Chairman of the Board

      Timothy T. Tevens                     50     President, Chief Executive
                                                      Officer and Director

      Herbert P. Ladds, Jr. (2)(3)(4)       73     Director

      Carlos Pascual (2)(3)                 60     Director

      Richard H. Fleming (1)(2)             59     Director

      Wallace W. Creek (1)(3)               67     Director

      Stephen Rabinowitz (1 )(2)            63     Director

      Linda A. Goodspeed (1)(3)             44     Director

      Derwin R. Gilbreath                   58     Vice President and Chief
                                                      Operating Officer

      Ned T. Librock (5)                    53     Vice President - Sales

      Karen L. Howard                       44     Vice President - Finance,
                                                      Treasurer and Chief
                                                      Financial Officer

      Joseph J. Owen                        45     Vice President and Hoist
                                                      Group Leader

      Robert H. Myers, Jr. (6)              63     Vice President

      Timothy R. Harvey                     55     General Counsel and Secretary

      Richard A. Steinberg                  53     Vice President -
                                                      Human Resources
------------------

(1)  Member of our Audit Committee.
(2)  Member of our Compensation and Succession Committee.
(3)  Member of our Corporate Governance and Nomination Committee.
(4) Mr. Ladds has announced that he plans to retire as a Director effective as of the date of the Annual Meeting and is not seeking re-election as a Director.
(5)  Mr. Librock resigned in May 2006.
(6)  Mr. Myers retired in March 2006.

     All of our officers are elected annually at the first meeting of our Board of Directors following the Annual Meeting of Shareholders and serve at the discretion of our Board of Directors. There are no family relationships between any of our officers or Directors. Recent business experience of our Directors is set forth above under "Election of Directors." Recent business experience of our executive officers who are not also Directors is as follows:

     DERWIN R. GILBREATH was appointed Vice President and Chief Operating Officer in February 2005. Mr. Gilbreath has more than thirty years of experience in industrial operations and management, including as Chief Operating Officer of the Metalworking Solutions and Services Group of Kennametal, Inc. (NYSE: KMT). Prior to joining Kennametal in 1994, he served in senior operations management positions at General Signal Corporation and NL Industries.

     KAREN L. HOWARD was elected Vice President in January 1997, Treasurer in 2004, and named our Chief Financial Officer in August 2005. From January 1997 to August 2004, Mrs. Howard served as Vice President - Controller. From June 1995 to January 1997, Ms. Howard was employed by us in various financial and accounting capacities. Previously, Ms. Howard was employed by Ernst & Young LLP as a certified public accountant.

     NED T. LIBROCK was elected a Vice President in November 1995. Until his resignation in May 2006, Mr. Librock had been employed by us since 1990 in various sales management capacities. Prior to his employment with us, Mr. Librock was employed by Dynabrade Inc., a manufacturer of power tools, as director of Sales and Marketing.

     JOSEPH J. OWEN was appointed Vice President in August 1999. From April 1997 to August 1999, Mr. Owen was employed by us as Corporate Director - Materials Management. Prior to joining us, Mr. Owen was employed by Ernst & Young LLP in various management consulting capacities.

     ROBERT H. MYERS, JR. retired in March 2006. He had been employed by us since 1959. In October of 2001, Mr. Myers was appointed Vice President - Human Resources. Prior to October 2001, Mr. Myers served for eight years as Corporate Manager of Environmental Systems. Prior to that, Mr. Myers served as Human Resources Director of our CM Hoist Division.

     TIMOTHY R. HARVEY has been with us since 1996, initially serving as Manager
- Legal Affairs until his appointment as Secretary in October 2003. He also serves as our General Counsel. Prior to 1996, Mr. Harvey was engaged in the private practice of law in Buffalo, New York.

     RICHARD A. STEINBERG has been employed by us since August 2005, initially as Director - Human Resources and, since November 2005, as Vice President - Human Resources. Prior to joining us, Mr. Steinberg was employed by Praxair Inc. for ten years in various human resources capacities, most recently as a Region Leader and Human Resource Manager. Prior to joining Praxair in 1995, he held the positions of Human Resources Manager at Computer Task Group Inc. located in Buffalo and Organizational Development Leader at The Goodyear Tire and Rubber Company located in Akron, Ohio.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the cash compensation as well as certain other compensation paid during the fiscal years ended March 31, 2004, 2005 and 2006 for our Chief Executive Officer and our other four most highly compensated executive officers. The amounts shown include compensation for services in all compensation capacities.


                                                 SUMMARY COMPENSATION TABLE
                                                 --------------------------
                                      ANNUAL COMPENSATION                       LONG-TERM COMPENSATION AWARDS
                                      -------------------                       -----------------------------
                                                                                               SECURITIES
                                                                                  RESTRICTED   UNDERLYING
                                FISCAL                            OTHER ANNUAL      STOCK        OPTIONS/       ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR      SALARY      BONUS      COMPENSATION     AWARDS(1)     SARS(2)     COMPENSATION(3)
---------------------------      ----      ------      -----      ------------     ---------     -------     ---------------
Timothy T. Tevens,               2006    $522,981    $819,000       $ 74,121(4)       $   --          --             $7,714
   President and Chief           2005     472,500     631,851        $13,254(5)           --     125,000              2,047
   Executive Officer             2004     472,500          --             --              --          --              5,645

Ned T. Librock,                  2006     247,758     232,128        816,671(4)           --          --              8,670
   Vice President - Sales        2005     235,019     189,154          7,384(6)           --      40,000              3,261
                                 2004     230,577          --            279(7)           --          --              3,326

Karen L. Howard,                 2006     239,334     222,612         74,780(4)           --          --              8,828
   Vice President - Finance,     2005     196,500     157,662         30,959(8)           --      20,000              3,441
   Treasurer and Chief           2004     196,500          --             --              --          --              2,989
   Financial Officer

Derwin R. Gilbreath (9)          2006     300,000     280,800         80,985(10)          --          --              5,555
   Vice President and            2005      28,846          --          1,641(10)          --      45,000                  9
   Chief Operating Officer       2004          --          --             --              --          --                 --

Joseph J. Owen,                  2006     203,625     190,944        219,446(4)           --          --              8,838
   Vice President and Hoist      2005     194,250     155,857          5,412(11)          --      30,000              3,403
   Group Leader                  2004     194,250          --             --              --          --              2,956

----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Tevens was granted 2,488 shares of restricted common stock on June 10, 1999, which had a value on such date of $61,900. The restrictions on 2,488 of Mr. Tevens' restricted shares of common stock lapsed on June 9, 2004, on which date such shares had a value of $13,062. As of March 31, 2006, Mr. Tevens no longer owned any shares of restricted common stock. Mr. Librock was granted 1,386 shares of restricted common stock on June 10, 1999, on which date had a value of $34,500. The restrictions on 1,386 shares of Mr. Librock's restricted common stock lapsed on June 9, 2004, on which date such shares had a value of $7,276.50. As of March 31, 2006, Mr. Librock no longer owned any shares of restricted common stock. Ms. Howard was granted 1,031 shares of restricted common stock on June 10, 1999, which had a value on such date of $25,650, and 8,500 shares of restricted common stock on August 17, 1998, which had a value on such date of $196,563. The restrictions on 1,031 shares of Ms. Howard's restricted common stock lapsed on June 9, 2004, on which date such shares had a value of $5,412.75. The restrictions on 8,500 shares of Ms. Howard's restricted common stock lapsed on August 16, 2003, on which date such shares had a value of $32,215. As of March 31, 2006, Ms. Howard no longer owned any shares of restricted common stock. Mr. Owen was granted 1,016 shares of restricted common stock on June 10, 1999, which had a value on such date of $25,300. The restrictions on 1,016 shares of Mr. Owen's restricted common stock lapsed on June 9, 2004, on which date such shares had a value of $5,334. As of March 31, 2006, Mr. Owen no longer owned any shares of restricted common stock. We do not pay dividends on our outstanding shares of restricted common stock. In the event we declare any dividends on our common stock in the future, we would provide additional compensation to holders of our restricted common stock in lieu of such dividends.

(2) Consists of options granted in fiscal 2005 to Messrs. Tevens and Librock, Ms. Howard and Messrs. Gilbreath and Owen pursuant to our Incentive Stock Option Plan in the amounts of 125,000, 40,000, 20,000, 45,000 and 30,000, respectively.

(3) Consists of: (i) the value of shares of common stock allocated in fiscal 2006 under our Employee Stock Ownership Plan, or ESOP, to accounts for Messrs. Tevens and Librock, Ms. Howard and Messrs. Gilbreath and Owen in the amount of $3,202, $3,202, $3,202, $0 and $3,202, respectively, (ii)
     premiums for group term life insurance policies insuring the lives of Messrs. Tevens and Librock, Ms. Howard and Messrs. Gilbreath and Owen in the amount of $120 each and (iii) our matching contributions under our 401(k) plan for Messrs. Tevens and Librock, Ms. Howard and Messrs. Gilbreath and Owen in the amount of $4,392, $5,348, $5,506, $5,435 and $5,516 respectively.

(4) Represents the fair market value of common stock acquired during fiscal 2006 upon the exercise of non-qualified stock options or incentive stock options treated as non-qualified stock options previously issued pursuant to our Non-Qualified Stock Option Plan and Incentive Stock Option Plan.

(5) Represents tax payments we made on behalf of Mr. Tevens in fiscal 2005 for the income tax effects of the expiration of the restrictions on 2,488 shares of restricted common stock granted to him in fiscal 2000 and released in fiscal 2005. See footnote (1) above.

(6) Represents tax payments we made on behalf of Mr. Librock in fiscal 2005 for the income tax effects of the expiration of the restrictions on 1,386 shares of restricted common stock granted to him in fiscal 2000 and released in fiscal 2005. See footnote (1) above.

(7) Represents tax reimbursement payments we made to Mr. Librock in fiscal 2004 to offset the income tax effects of the expiration of the restrictions on shares released in a previous year.

(8) Represents $5,492 of tax payments we made on behalf of Ms. Howard in fiscal 2005 for the income tax effects of the expiration of the restrictions on 1,031 shares of restricted common stock granted to her in fiscal 2000 and released in fiscal 2005. Also represents $25,467 of tax reimbursement payments we made to Ms. Howard in fiscal 2005 to offset the income tax effects of the expiration of the restrictions on 8,500 shares of restricted common stock granted to her in fiscal 1999 and released in fiscal 2004. See footnote (1) above.

(9)  Mr. Gilbreath was not employed by us in fiscal 2004.

(10) Represents relocation expense reimbursements made to Mr. Gilbreath.

(11) Represents tax payments we made on behalf of Mr. Owen in fiscal 2005 for the income tax effects of the expiration of the restrictions on 1,016 shares of restricted stock granted to him in fiscal 2000 and released in fiscal 2005. See footnote (1) above.

EMPLOYEE PLANS

     EMPLOYEE STOCK OWNERSHIP PLAN. We maintain our ESOP for the benefit of substantially all of our domestic non-union employees. The ESOP is intended to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended and an eligible individual account plan within the meaning of Section 407(d)(3) of the Internal Revenue Code. From 1988 through 1998, the ESOP has purchased from us 1,373,549 shares of common stock for the aggregate sum of approximately $10.5 million. The proceeds of certain institutional loans were used to fund such purchases. The ESOP's loans are secured by our common stock which is held by the ESOP and such loans are guaranteed by us. The ESOP acquired 479,900 shares of our common stock in October 1998 for the aggregate sum of approximately $7.7 million. The proceeds of a loan we made to the ESOP were used to fund the purchase.

     On a quarterly basis, we make a contribution to the ESOP in an amount determined by our Board of Directors. In fiscal 2006, our cash contribution was approximately $0.9 million. The ESOP's trustees use the entire contribution to make payments of principal and interest on the ESOP's loans.

     Common stock not allocated to ESOP participants is recorded in an ESOP suspense account and is held as collateral for repayment of the ESOP's loans. As payments of principal and interest are received by the lenders, these shares are released from the ESOP suspense account annually and are then allocated to the ESOP participants in the same proportion as a participant's compensation for such year bears to the total compensation of all participants.

     An ESOP participant becomes fully vested in all amounts allocated to him or her after five years of service. The shares of our common stock held by the participants in the ESOP are voted by the participants in the same manner as any other share of our common stock.

     In general, common stock allocated to a participant's account is distributed upon his or her termination of employment, normal retirement at age 65 or death. The distribution is made in whole shares of common stock with a cash payment in lieu of any fractional shares.

     Messrs. Steinberg and Harvey and Ms. Howard serve as trustees of the ESOP. As of March 31, 2006, the ESOP owned 1,080,485 shares of our common stock. Common stock allocated pursuant to the ESOP to Messrs. Tevens and Librock, Ms. Howard and Messrs. Gilbreath and Owen as of March 31, 2006 is 119 shares, 119 shares, 119 shares, 0 shares and 119 shares, respectively.

     PENSION PLAN. We have a non-contributory, defined benefit Pension Plan which provides certain of our employees with retirement benefits. As defined in the Pension Plan, a participant's annual pension benefit at age 65 is equal to the product of (i) 1% of the participant's final average earnings, as calculated by the terms of the Pension Plan, plus 0.5% of that part, if any, of final average earnings in excess of such participant's "social security covered compensation," as such term is defined in the Pension Plan, multiplied by (ii) such participant's years of credited service, limited to 35 years. Plan benefits are not subject to reduction for social security benefits.

     The following table illustrates the estimated annual benefits upon retirement under our Pension Plan if the plan remains in effect and assuming that an eligible employee retires at age 65. However, because of changes in tax laws or future adjustments to the provisions of our Pension Plan, actual pension benefits could differ significantly from the amounts set forth in the table.

                                             Years of Service
                          ------------------------------------------------------
    FINAL AVERAGE            15          20          25          30         35
    --------------           --          --          --          --         --
       EARNINGS
       --------

        125,000            22,162      29,549      36,936      44,323     51,710
        150,000            27,787      37,049      46,311      55,573     64,835
        175,000            33,412      44,549      55,686      66,823     77,960
        200,000            39,037      52,049      65,061      78,073     91,085
        250,000            43,537      58,049      72,561      87,073    101,585
        300,000            43,537      58,049      72,561      87,073    101,585
        350,000            43,537      58,049      72,561      87,073    101,585
        400,000            43,537      58,049      72,561      87,073    101,585
        450,000            43,537      58,049      72,561      87,073    101,585
        500,000            43,537      58,049      72,561      87,073    101,585

     A portion of the annual  benefit for plan  participants  is  determined  by their final average earnings in excess of "social security covered compensation," as such term is defined in our Pension Plan. Since this amount can vary depending on the eligible employee's year of birth, all pension amounts shown above have been calculated using Mr. Tevens' year of birth and his social security covered compensation of $79,512. Our Pension Plan excludes final average earnings in excess of $220,000.

     If Messrs. Tevens and Librock, Ms. Howard and Messrs. Gilbreath and Owen remain our employees until they reach age 65, the years of credited service under the Pension Plan for each of them would be 29, 27, 31, 6 and 27, respectively.

     NON-QUALIFIED STOCK OPTION PLAN. In October 1995, we adopted our Non-Qualified Stock Option Plan and reserved, subject to certain adjustments, an aggregate of 250,000 shares of our common stock for issuance thereunder. Under the terms of our Non-Qualified Plan, options may be granted by our Compensation and Succession Committee to our officers and other key employees as well as to non-employee directors and advisors. In fiscal 2006, we did not grant any options to purchase shares of our common stock under our Non-Qualified Plan.

     INCENTIVE STOCK OPTION PLAN. Our Incentive Stock Option Plan which was adopted in October 1995 and amended in 2002, authorizes our Compensation and Succession Committee to grant to our officers and other key employees stock options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. Our Incentive Plan reserved, subject to certain adjustments, an aggregate of 1,750,000 shares of common stock to be issued thereunder. Options granted under the Incentive Plan become exercisable over a four-year period at the rate of 25% per year commencing one year from the date of grant at an exercise price of not less than 100% of the fair market value of our common stock on the date of grant. Any option granted thereunder may be exercised not earlier than one year and not later than ten years from the date the option is granted. In the event of certain extraordinary transactions, including a change in control, the vesting of such options would automatically accelerate. In fiscal 2006, we granted options to purchase 45,000 shares of our common stock under the Incentive Plan.

     RESTRICTED STOCK PLAN. Our Restricted Stock Plan which was adopted in October 1995 and amended in 2002, reserves, subject to certain adjustments, an aggregate of 150,000 shares of our common stock to be issued upon the grant of restricted stock awards thereunder. Under the terms of the Restricted Stock
Plan, our Compensation and Succession Committee may grant to our employees restricted stock awards to purchase shares of common stock at a purchase price of not less than $.01 per share. Shares of common stock issued under the Restricted Stock Plan are subject to certain transfer restrictions and, subject to certain exceptions, must be forfeited if the grantee's employment with us is terminated at any time prior to the date the transfer restrictions have lapsed. Grantees who remain continuously employed with us become vested in their shares five years after the date of the grant, or earlier upon death, disability, retirement or other special circumstances. The restrictions on any such stock awards automatically lapse in the event of certain extraordinary transactions, including a change in our control.

     VARIABLE COMPENSATION PLAN. Effective April 1, 2004, we adopted our Variable Compensation Plan to replace our previous corporate incentive plan. Our executive officers and certain of our managers are eligible to participate in the Variable Compensation Plan. Under the Variable Compensation Plan, for each fiscal year, each executive officer is assigned a participation percentage by our Board of Directors. The actual bonus to be paid to a participant will be equal to his participation percentage times his base compensation, multiplied by a factor, which is the annual budgeted target percentage determined by the Board of Directors based on the achievement of pre-designated target criteria. The bonus is computed and paid annually. For fiscal 2006, bonuses in the amount of $819,000, $232,128, $222,612, $280,800 and $190,944 were awarded to Messrs.
Tevens and Librock, Ms. Howard and Messrs. Gilbreath and Owen, respectively, under this plan.

     401(K) PLAN. We maintain a 401(k) retirement savings plan which covers all of our non-union employees in the U.S., including our executive officers, who have completed at least 90 days of service. Eligible participants may contribute up to 30% of their annual compensation (7% for highly compensated employees), subject to an annual limitation as adjusted by the provisions of the Internal Revenue Code. Employee contributions are matched by us in an amount equal to 50% of the employee's salary reduction contributions, as such term is defined in the 401(k) Plan. Our matching contributions are limited to 3.0% of the employee's base pay and vest at the rate of 20% per year.

CHANGE IN CONTROL AGREEMENTS

     We have entered into change in control agreements with Messrs. Tevens and Librock, Ms. Howard, Messrs. Gilbreath and Owen and certain other of our officers and employees. The change in control agreements provide for an initial term of one year, which, absent delivery of notice of termination, is automatically renewed annually for an additional one year term. Generally, each of the named officers is entitled to receive, upon termination of employment within 36 months of a change in control of our Company (unless such termination is because of death, disability, for cause or by an officer or employee other than for "good reason," as defined in the change in control agreements), (i) a lump sum severance payment equal to three times the sum of (A) his or her annual salary and (B) the greater of (1) the annual target bonus under the Incentive Plan in effect on the date of termination and (2) the annual target bonus under the Incentive Plan in effect immediately prior to the change in control of our Company, (ii) continued coverage for 36 months under our medical and life insurance plans, (iii) a lump sum payment equal to the actuarial equivalent of the pension payment which he or she would have accrued under our tax-qualified retirement plans had he or she continued to be employed by us for three additional years and (iv) certain other specified payments. Aggregate "payments in the nature of compensation" (within the meaning of Section 280G of the Internal Revenue Code) payable to any executive or employee under the change in control agreements is limited to the amount that is fully deductible by us under
Section 280G of the Internal Revenue Code less one dollar. The events that trigger a change in control under the change in control agreements include (i) the acquisition of 20% or more of our outstanding common stock by certain persons, (ii) certain changes in the membership of our Board of Directors, (iii) certain mergers or consolidations, (iv) certain sales or transfers of substantially all of our assets and (v) the approval by our shareholders of a plan of dissolution or liquidation.

OPTIONS GRANTED IN LAST FISCAL YEAR

     In fiscal 2006 we did not grant any options to our executives named in the Summary Compensation Table.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to our executives named in the Summary Compensation Table concerning the exercise of options during fiscal 2006 and unexercised options held at the end of fiscal 2006.

                                                                  NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                                               OPTIONS AT FISCAL YEAR END        AT FISCAL YEAR END (1)
                                                               --------------------------        ----------------------

                                       SHARES
  NAME AND                            ACQUIRED       VALUE
  PRINCIPAL POSITION                ON EXERCISE     REALIZED    EXERCISABLE   UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
  ------------------                -----------     --------    -----------   -------------     -----------    -------------

  Timothy T. Tevens,                     10,853     $132,993        184,397          93,750      $2,476,008       $2,012,813
     President and Chief
     Executive Officer

  Ned T. Librock,                       141,000    1,527,402             --          30,000              --          644,100
     Vice President - Sales

  Karen L. Howard,
     Vice President - Finance,           11,167      136,840        124,833          15,000       1,540,941          322,050
     Treasurer and Chief
     Financial Officer

  Derwin R. Gilbreath,
     Vice President and                      --           --         11,250          33,750         146,475          439,425
     Chief Operating Officer

  Joseph J. Owen,
     Vice President and Hoist            22,500      295,950         49,000          22,500         621,840          483,075
     Group Leader
-----------------------

(1) Represents the difference between $26.93, the closing market value of our common stock as of March 31, 2006 and the exercise prices of such options which are exercisable at an exercise price less than $26.93.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of March 31, 2006, including the Non-Qualified Plan and the Incentive Plan.

                                                                                             NUMBER OF SECURITIES
                                                                                             REMAINING FOR FUTURE
                                 NUMBER OF SECURITIES TO BE        WEIGHTED AVERAGE          ISSUANCE UNDER EQUITY
                                   ISSUED UPON EXERCISE OF        EXERCISE PRICE OF           COMPENSATION PLANS
                                    OUTSTANDING OPTIONS,         OUTSTANDING OPTIONS,        (EXCLUDING SECURITIES
PLAN CATEGORY                        WARRANTS AND RIGHTS         WARRANTS AND RIGHTS       REFLECTED IN FIRST COLUMN)
-------------                        -------------------         -------------------       ------------------------

Equity compensation plans                 1,132,118                     $11.28                      172,100
approved by security holders

Equity compensation plans not                    --                         --                           --
approved by security holders

      Total                               1,132,118                     $11.28                      172,100

                           COMPENSATION AND SUCCESSION
                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Compensation for our executive officers is administered by the Compensation and Succession Committee, which currently consists of four independent (non-employee) Directors. Our Board of Directors has delegated to the Compensation and Succession Committee responsibility for establishing, administrating and approving the compensation arrangements of the Chief Executive Officer, Chief Financial Officer and other executive officers.

     The following objectives, established by our Compensation and Succession Committee, are the basis for the Company's executive compensation program:

     o providing a comprehensive program with components including base salary, performance incentives, and benefits that support and align with our goal of providing superior value to customers and shareholders;

     o ensuring that we are competitive and can attract and retain qualified and experienced executive officers and other key personnel; and

     o appropriately motivating our executive officers and other key personnel to seek to attain short, intermediate and long-term corporate and divisional performance goals and to manage our Company to achieve sustained long term growth.

     The Compensation and Succession Committee reviews compensation policy and specific levels of compensation paid to our Chief Executive Officer, Chief Financial Officer and other executive officers and makes recommendations to our Board of Directors regarding executive compensation, policies and programs.

     The Compensation and Succession Committee is assisted in these efforts, when required, by independent outside consultants and by our internal staff, who provide the Compensation and Succession Committee with relevant information and recommendations regarding compensation policies and specific compensation matters.

ANNUAL COMPENSATION PROGRAMS

     Our executives' base salaries are compared to manufacturing companies included in a periodic management survey completed by outside compensation consultants and all data have been regressed to revenues equivalent to our revenues. This survey is used because it reflects companies with similar revenue and in the same industry sectors as us. The Compensation and Succession Committee believes salaries should be targeted toward the median of the surveyed salaries reported, depending upon the relative experience and individual performance of the executive.

     Salary adjustments are determined by four factors: (i) an assessment of the individual executive officer's performance and merit, (ii) our goal of achieving market parity with salaries of comparable executives in the competitive market,
(iii) the occurrence of any promotion or other increases in responsibility of the executive and (iv) the general economic environment in which we are operating. In assessing market parity, we target groups of companies surveyed and referred to above.

     Each executive officer's corporate position is assigned a title classification reflecting evaluation of the position's overall contribution to our corporate goals and the value the labor market places on the associated job skills. A range of appropriate salaries is then assigned to that title classification. Each April, the salary ranges may be adjusted to reflect market conditions, including changes in comparison companies, inflation, and supply and demand in the market. The midpoint of the salary range corresponds to a "market rate" salary which the Compensation and Succession Committee believes is appropriate for an experienced executive who is performing satisfactorily, with salaries in excess of the salary range midpoint appropriate for executives whose performance is superior or outstanding.

     The Compensation and Succession Committee has recommended that any progression or regression within the salary range for an executive officer will depend upon a formal annual review of job performance, accomplishments and progress toward individual and/or overall goals and objectives for each of our segments that such executive officer oversees as well as his or her contributions to our overall direction. The long-term growth in shareholder value is an important factor. The results of executive officers' performance evaluations will form a part of the basis of the Compensation and Succession Committee's decision to approve, at its discretion, future adjustments in base salaries of our executive officers.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation decisions affecting our Chief Executive Officer were based on quantitative and qualitative factors. These factors were accumulated by an external compensation consulting firm and included comparisons of our fiscal 2006 financial statistics to peer companies, strategic achievements such as acquisitions and their integration, comparisons of the base salary level to the median for comparable companies in published compensation surveys and assessments prepared internally by other members of our executive management. For fiscal 2006, the Compensation and Succession Committee established Mr. Tevens' base salary at $525,000. For fiscal 2007, the Compensation and Succession Committee established Mr. Tevens' base salary at $550,000.

SECTION 162(M) OF INTERNAL REVENUE CODE

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1.0 million paid to a company's chief executive officer and any one of the four other most highly paid executive officers during its taxable year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Based upon the compensation paid to the Company's executive officers in fiscal 2006, it does not appear that the Section 162(m) limitation will have a significant impact on us in the near term. However, the Compensation and Succession Committee plans to review this matter periodically.

                                        Carlos Pascual, Chairman
                                        Richard H. Fleming
                                        Herbert P. Ladds, Jr.
                                        Stephen Rabinowitz

         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Our Audit Committee retained Ernst & Young LLP to audit our consolidated financial statements for fiscal 2006. All services provided on our behalf by Ernst & Young LLP during fiscal 2005 and 2006 were approved in advance by our Audit Committee. The aggregate fees billed to us by Ernst & Young LLP for fiscal 2005 and 2006 are as follows:


                                                        FISCAL YEAR
                                                      2006       2005
                                                      ----       ----
                                                      ($ in thousands)

           Audit Fees..............................  $1,007     $1,235
           Audit Related Fees......................      89         73
           Tax Fees................................     130        160
           All Other Fees..........................       2          4
                                                         --         --

                    Total..........................  $1,228     $1,472
                                                     ======     ======


     Our Audit Committee has selected Ernst & Young LLP, independent certified public accountants, to act as our independent auditors for 2007. We expect that a representative of Ernst & Young LLP will attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from shareholders.


                          REPORT OF THE AUDIT COMMITTEE

REVIEW OF OUR AUDITED FINANCIAL STATEMENTS

     Our Audit Committee is comprised of the Directors named below, each of whom is independent as defined under Section 10A(m)(3) of the Exchange Act and under the NASDAQ Stock Market, Inc. listing standards currently in effect. In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that each of Messrs. Fleming, Creek and Rabinowitz qualifies as an "audit committee financial expert."

     The Audit Committee operates under a written charter which includes provisions requiring Audit Committee advance approval of all audit and non-audit services to be provided by independent public accountants. However, as a matter of course, we will not engage any outside accountants to perform any audit or non-audit services without the prior approval of the Audit Committee.

     The Audit Committee has reviewed and discussed our audited financial statements for the year ended March 31, 2006 with our management. The Audit
Committee has also discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     The Audit Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," and has discussed the independence of Ernst & Young LLP with that firm.

     Based on the review and the discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2006 for filing with the Securities and Exchange Commission.


                                            Richard H. Fleming, Chairman
                                            Ernest R. Verebelyi
                                            Wallace W. Creek
                                            Stephen Rabinowitz
                                            Linda A. Goodspeed

                                PERFORMANCE GRAPH

     The Performance Graph shown below compares the cumulative total shareholder return on our common stock based on its market price, with the total return of the S&P MidCap 400 Index and the Dow Jones Industrial - Diversified Index. The comparison of total return assumes that a fixed investment of $100 was invested on March 31, 2001 in our common stock and in each of the foregoing indices and further assumes the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.


                       [ILLUSTRATION OF PERFORMANCE GRAPH]



                                             2001  2002  2003  2004  2005  2006
                                             ----  ----  ----  ----  ----  ----

Columbus McKinnon Corporation..............   100   166    21   100   177   350
S&P Midcap 400 Index.......................   100   119    91   136   150   182
Dow Jones US Industrial - Diversified Index   100    94    66    90   108   107


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Succession Committee is composed of Carlos Pascual, Richard H. Fleming, Herbert P. Ladds, Jr. and Stephen Rabinowitz, each an independent Director. No interlocking relationship exists between any member of our Compensation and Succession Committee or any of our executive officers and any member of any other company's board of directors or compensation committee (or equivalent), nor has any such relationship existed in the past. No member of our Compensation and Succession Committee was, during fiscal 2006 or prior thereto, an officer or employee of our Company or any of our subsidiaries, except for Mr. Ladds who was an employee and officer of our Company until his retirement in 1998.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our Directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission and NASDAQ initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Our executive officers, Directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended March 31, 2006 all Section 16(a) filing requirements applicable to our executive officers, Directors and greater than 10% beneficial owners were complied with, except (i) Mr. Ladds was late in filing one Form 4 in connection with a single transaction to sell shares of common stock as part of our public offering of common stock in November 2005,
(ii) Mr. Librock was late in filing one Form 4 in connection with one exercise of an option to purchase shares of our common stock and (iii) Mr. Rabinowitz was late in filing one Form 4 in connection with one open market purchase of shares of our common stock.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of April 30, 2006 regarding the beneficial ownership of our common stock by (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) by each Director; (iii) by each of our executive officers named in the Summary Compensation Table and (iv) by all of our executive officers and Directors as a group.

                                                       NUMBER OF      PERCENTAGE
 DIRECTORS, OFFICERS AND 5% SHAREHOLDERS               SHARES (1)      OF CLASS
 ---------------------------------------               ----------      --------

 Ernest R. Verebelyi (2)                                    1,000           *
 Timothy T. Tevens (2)(3)                                 231,915        1.24
 Herbert P. Ladds, Jr. (2)(4)                             564,610        3.02
 Carlos Pascual (2)                                        10,000           *
 Richard H. Fleming (2)                                     1,504           *
 Wallace W. Creek (2)                                       8,500           *
 Stephen Rabinowitz (2)                                     1,500           *
 Linda A. Goodspeed (2)                                     1,550           *
 Derwin R. Gilbreath (2)(5)                                11,250           *
 Joseph J. Owen (2)(6)                                     61,377           *
 Ned T. Librock (2)(7)                                     33,662           *
 Karen L. Howard (2)(8)                                   131,230           *
 All Directors and Executive Officers as a
     Group (14 persons) (9)                             1,065,374        5.71
 Columbus McKinnon Corporation Employee Stock
     Ownership Plan (2)                                 1,080,498        5.79
 Jeffrey L. Gendell (10)                                1,378,530        7.38
 Bear Stearns Asset Management, Inc. (11)               1,270,872        6.81
-------
   *     Less than 1%.

(1) Rounded to the nearest whole share. Unless otherwise indicated in the footnotes, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder, except to the extent that authority is shared by spouses under applicable law.

(2) The business address of each of the executive officers and directors is 140 John James Audubon Parkway, Amherst, New York 14228-1197.

(3) Includes (i) 43,326 shares of common stock owned directly, (ii) 7,000 shares of common stock owned directly by Mr. Tevens' spouse, (iii) 50 shares of common stock owned by Mr. Tevens' son, (iv) 5,039 shares of common stock allocated to Mr. Tevens' ESOP account, (v) 124,930 shares of common stock issuable under options granted to Mr. Tevens under the Incentive Plan which are exercisable within 60 days and (vi) 51,570 shares of common stock issuable under options granted to Mr. Tevens under the Non-Qualified Plan which are exercisable within 60 days. Excludes 62,500 shares of common stock issuable under options granted to Mr. Tevens under the Incentive Plan which are not exercisable within 60 days.

(4) Includes (i) 381,355 shares of common stock owned directly, (ii) 163,705 shares of common stock owned directly by Mr. Ladds' spouse, and (iii) 19,550 shares of common stock held by Mr. Ladds' spouse as trustee for the grandchildren of Mr. Ladds. Mr. Ladds has announced that he plans to retire as a Director effective as of the date of the Annual Meeting and is not seeking re-election as a Director.

(5) Includes 11,250 shares of common stock issuable under options granted to Mr. Gilbreath under the Incentive Plan which are exercisable within 60 days. Excludes 33,750 shares of common stock issuable under options granted to Mr. Gilbreath under the Non-Qualified Plan which are not exercisable within 60 days.

(6) Includes (i) 9,644 shares of common stock owned directly, (ii) 1,327 shares of common stock owned by Mr. Owen's spouse, (iii) 1,406 shares of common stock allocated to Mr. Owen's ESOP account and (iv) 49,000 shares of common stock issuable under options granted to Mr. Owen under the Incentive Plan which are exercisable within 60 days. Excludes 15,000 shares of common stock issuable under options granted to Mr. Owen under the Incentive Plan which are not exercisable within 60 days.

(7) Includes (i) 18,387 shares of common stock owned directly, (ii) 152 shares of common stock owned by Mr. Librock's son, (iii) 5,123 shares of common stock allocated to Mr. Librock's ESOP account and (iv) 10,000 shares of common stock issuable under options granted to Mr. Librock under the Incentive Plan which are exercisable within 60 days. Excludes 20,000 shares of common stock issuable under options granted to Mr. Librock under the Incentive Plan which are not exercisable within 60 days.

(8) Includes (i) 38,168 shares of common stock owned directly, (ii) 2,062 shares allocated to Ms. Howard's ESOP account, (iii) 72,845 shares of common stock issuable under options granted to Ms. Howard under the Incentive Plan which are exercisable within 60 days and (iv) 18,155 shares of common stock issuable under options granted to Ms. Howard under the Non-Qualified Plan which are exercisable within 60 days. Excludes (i) 1,080,379 additional shares of common stock owned by the ESOP for which Ms. Howard serves as one of three trustees and for which she disclaims any beneficial ownership and (ii) 10,000 shares of common stock issuable under options granted to Ms. Howard under the Incentive Plan which are not exercisable within 60 days.

(9) Includes (i) options to purchase an aggregate of 344,000 shares of common stock issuable to certain executive officers under the Incentive Plan and Non-Qualified Plan which are exercisable within 60 days. Excludes the shares of common stock owned by the ESOP as to which Ms. Howard, Mr. Harvey and Mr. Steinberg serve as trustees, except for an aggregate of 14,656 shares allocated to the respective ESOP accounts of our executive officers and (ii) options to purchase an aggregate of 147,500 shares of common stock issued to certain executive officers under the Incentive Plan and Non-Qualified Plan which are not exercisable within 60 days.

(10) Information with respect to Jeffrey L. Gendell is based on a Schedule 13F filed with the Securities and Exchange Commission on March 31, 2006 by a group consisting of Tontine Management, L.L.C., Tontine Partners, L.P., Tontine Capital Management, L.L.C., Tontine Associates, L.L.C. and Jeffrey
     L. Gendell (individually and as managing member of Tontine Management, L.L.C., Tontine Capital Management, L.L.C. and Tontine Associates, L.L.C.). Based solely upon information in this Schedule 13F, Jeffrey L. Gendell and these affiliated entities share voting power and dispositive power with respect to all of such shares of common stock. The stated business address for Jeffrey L. Gendell is 55 Railroad Avenue, 3rd Floor, Greenwich, Connecticut 06830.

(11) Information with respect to Bear Stearns Asset Management, Inc. is based on a Schedule 13F filed with the Securities and Exchange Commission on March 31, 2006. The stated business address for Bear Stearns Asset Management, Inc. is 383 Madison Avenue, New York, New York 10179.

PROPOSAL 2

                    ADOPTION OF COLUMBUS MCKINNON CORPORATION
                          2006 LONG TERM INCENTIVE PLAN

     Our Board of Directors, following the recommendation of the Compensation and Succession Committee, has adopted the Columbus McKinnon Corporation 2006 Long Term Incentive Plan (the "2006 Plan") on May 4, 2006 and is recommending that shareholders approve the 2006 Plan at the 2006 Annual Meeting. The 2006 Plan is integral to our compensation strategies and programs. The 2006 Plan will maintain the flexibility that we need to keep pace with our competitors and effectively recruit, motivate and retain the caliber of employees essential to our success while allowing them to acquire a meaningful, significant and growing proprietary interest in the Company (although the 2006 Plan does not necessarily require them to hold for investment the shares received under the 2006 Plan).

     o The total number of our shares of common stock with respect to which awards may be granted under the 2006 Plan is 850,000 shares, or approximately 4.5% of our shares of common stock outstanding. We expect that, under our equity compensation strategy, the 2006 Plan will enable us to meet our equity compensation needs for the next three to five years.

     o The total number of shares reserved for issuance under the 2006 Plan, plus outstanding awards and available shares under our other incentive compensation plans is 2,198,218 shares as of March 31, 2006, or approximately 12% of our shares of common stock outstanding.

BACKGROUND INFORMATION

     We undertook a comprehensive review of our business plan and our needs to retain and recruit talented employees and non-employee directors. Working with our executive compensation consultant, we developed an equity compensation strategy focusing on performance-based equity awards and methods to better align key employees with our business strategies and with our shareholders' interests.

     While all of our employees are eligible under the literal terms of the 2006 Plan to receive awards under the plan, it is presently contemplated that awards would be made to our officers, executive team members, operating group and business unit leaders, sales directors and other directors of operations, and to our non-employee Directors.

     In designing the 2006 Plan and our equity compensation strategy, we worked with our executive compensation consultant and our investor relations consultant to review and incorporate the perspectives of our institutional investors on sound corporate governance and have drafted the 2006 Plan to reflect those concerns. Several of these provisions are highlighted below. Further, we have reviewed the guidelines of Institutional Shareholder Services, one of the leading advisors to institutional investors, and we believe the 2006 plan complies with their requirements. For example, we analyzed the 2006 Plan using Institutional Shareholder Services' shareholder value transfer model and determined that it is within the allowable cap for the Capital Goods GICS industry classification into which we fall.

     We presently contemplate under this equity compensation strategy that our annual share usage under the 2006 Plan, based on a three-year average, would be less than 1.5% of our shares of common stock outstanding. This is lower than the current 25th percentile of our peer group. The potential total dilution under the 2006 Plan and our existing incentive compensation plans will be approximately 12% of our shares of common stock outstanding, which approximates the median of our peer group.

     We anticipate that 70% of the value of awards granted to officers, executive team members, operating group and business unit leaders, sales directors and other directors of operations would be provided in the form of stock options and performance based restricted stock or restricted stock units. The remainder of the value would be provided in the form of time-based restricted stock or restricted stock units. For operating group and business unit leaders, we anticipate that the value of the awards would be an equal mix of stock options and time based restricted stock or restricted stock units.

     We anticipate that stock options would be granted with an exercise price of fair market value on date of grant, that they would become exercisable in a pro-rata method over a four-your period, and that the option term would not exceed ten years. Further, we anticipate that time based restricted stock and restricted stock units would have a three to five year vesting schedule.

     With respect to performance based restricted stock or restricted stock units, while a variety of performance goals are permitted under the 2006 Plan, we presently contemplate establishing goals based on specific after-tax earnings targets to be achieved over a two-year period. Further, these awards would not vest unless a certain target level had been met at the end of the two-year period and full vesting would require achievement of a level beyond the designated target level. We also expect to impose a one-year retention requirement after the awards have vested.

     The 2006 Plan includes a number of features that are intended to protect the interests of shareholders:

          o The number of shares requested, 850,000, represents only an additional 4.5% of shares of common stock outstanding.

          o The 2006 Plan has a ten-year term with a fixed number of shares authorized for issuance. It is not an "evergreen" plan.

          o It does not contain provisions which have been labeled as "liberal share counting" by some institutional investors. Only awards that are cancelled, forfeited or which are paid in cash become available to be issued.

          o It prohibits the use of discounted stock options or SARs.

          o It prohibits the use of reload options.

          o It prohibits the repricing of options or SARs without stockholder approval.

          o It does not permit for options or other benefits to be transferred to third parties for consideration.

          o It contains, with certain exceptions, a minimum three-year pro-rata vesting schedule for time-based awards of restricted stock and restricted stock units.

          o It contains, with certain exceptions, a minimum one-year period for exercisability for time based options and SARs.

          o Acceleration of exercisability and vesting on a change in control occurs only if the individual's employment is terminated.

          o   Shareholder   approval   of  the  2006   Plan  will   permit   the
          performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Code.

          A summary of the principal features of the 2006 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2006 Plan that is attached as Appendix A to this proxy statement.


Plan Term                   Effective May 4, 2006.  No new awards may be granted
                            after May 3, 2016, or earlier if terminated by the Board of Directors.

Persons                     Eligible for Grants
                            Employees of and
                            non-employee
                            directors of
                            Columbus McKinnon
                            Corporation and its
                            subsidiaries.

Shares Authorized           850,000 shares of our common stock.

                            A maximum of
                            600,000 shares may be
                            awarded as
                            Restricted Stock,
                            Restricted Stock
                            Units or Stock
                            bonuses.

Types of Awards Available     o   Non-Qualified Stock Options.
                              o   Incentive Stock Options.
                              o   Stock Appreciation Rights.
                              o   Restricted Stock.
                              o   Restricted Stock Units.
                              o   Stock Bonuses.


     In the description below, awards and grants under the 2006 Plan are referred to as "Benefits." Those eligible for Benefits under the 2006 Plan are referred to as "Participants." Participants include all employees and non-employee directors of Columbus McKinnon Corporation and its subsidiaries.

SHARES AVAILABLE FOR ISSUANCE

     As of March 31, 2006, approximately 172,000 shares were available for new grants under our Incentive Stock Option Plan, Non-Qualified Stock Option Plan and Restricted Stock Option Plan (the "Existing Plans") and there were approximately 1,176,000 shares subject to outstanding benefits under these plans. Accordingly, assuming that the 2006 Plan is approved by our shareholders, the maximum number of shares of common stock reserved for issuance under all of our plans will be 2,198,000, consisting of: (i) the 850,000 shares reserved for issuance under this 2006 Plan, (ii) 1,348,000 shares reserved for issuance under our Existing Plans, plus (iii) any shares that become available for issuance pursuant to the re-usage provisions of our Existing Plans.

ADMINISTRATION AND ELIGIBILITY

     The 2006 Plan will be administered by the Compensation and Succession Committee of the Board of Directors or such other committee as our Board of Directors shall appoint from time to time (the "Committee"), provided that at all times the Committee shall consist of two or more directors, each of whom will satisfy the requirements: (i) established for administrators acting under plans intended to qualify for exemption under Rule 16b-3 under the Exchange Act and (ii) for outside directors acting under plans intended to qualify for exemption under Section 162(m) of the Code. The Committee will approve the aggregate Benefits and the individual Benefits for the most senior elected officers and non-employee directors. The Committee may delegate some of its authority under the 2006 Plan in accordance with the terms of the 2006 Plan.

     The total number of shares of common stock eligible to be awarded under the 2006 Plan as incentive stock options, non-qualified stock options or stock appreciation rights shall not exceed 850,000 shares. The total number of shares of common stock eligible to be awarded under the 2006 Plan as restricted stock, restricted stock units or as stock bonuses shall, in the aggregate, not exceed 600,000 shares.

     The total number of shares of common stock subject to options and SARs awarded to any one employee during any of our fiscal years, shall not exceed 50,000 shares.

BENEFITS

     STOCK OPTIONS

          GRANTS OF OPTIONS. The Committee is authorized to grant stock options to Participants ("Optionees"), which may be either Incentive Stock Options ("ISOs") or Non-Qualified Stock Options ("NSOs"). NSOs and ISOs are collectively referred to as "Stock Options." The exercise price of any Stock Option must be at least equal to the fair market value of the shares on the date of the grant.

     For purposes of the 2006 Plan, "fair market value" means, for any particular date, (i) for any period during which our common stock shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the opening and closing price per share of our common stock on such exchange or the NASDAQ official open and close price as of such trading day, or (ii) the market price per share of our common stock as determined in good faith by our Board of Directors in the event (i) above shall not be applicable. The 2006 Plan prohibits repricing of Stock Options without shareholder approval.

     At the time of the grant, the Committee in its sole discretion will determine when Options are exercisable and when they expire, provided the term of an ISO cannot exceed 10 years. For Stock Options intended to become exercisable solely on the basis of the passage of time, the Stock Options will not become exercisable before the first anniversary of the award. However, Stock

Options may become exercisable more quickly in the event of (a) death, disability or retirement, (b) job loss due to workforce reduction, job elimination or divestiture or (c) under the "change in control" provisions of the 2006 Plan. Also, Stock Options necessary in the recruitment of new employees will not be subject to a minimum time-based exercisability requirement.

          PAYMENT OF OPTION PRICE. Payment for shares purchased upon exercise of a Stock Option must be made in full at the time of purchase. Payment may be made: (a) in cash, (b) subject to the approval of the Committee, by the transfer to us of shares owned by the Participant for at least six months having a fair market value on the date of exercise equal to the option exercise price (or certification of ownership of such shares), (c) to the extent permitted by applicable law, by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to us the amount of sale proceeds from the option shares or loan proceeds to pay the exercise price and any withholding taxes due to us, or (d) in such other manner as may be authorized by the Committee.

     SARS. The Committee has the authority to grant SARs to Participants and to determine the number of shares subject to each SAR, the term of the SAR, the time or times at which the SAR may be exercised, and all other terms and conditions of the SAR. A SAR is a right, denominated in shares, to receive, upon exercise of the right, in whole or in part, without payment to us, an amount, payable in shares, cash or any combination of shares and cash, that is equal to:
(i) the fair market value of our common stock on the date of exercise of the right minus (ii) the fair market value of our common stock on the date of grant of the right, multiplied by the number of shares for which the right is exercised. The form of payment upon the exercise of SARs will be determined by the Committee either at the time of grant of the SARs or at the time of exercise of the SARs. The exercise price of any SAR must be at least equal to the fair market value of the shares on the date of the grant. For SARs intended to become exercisable solely on the basis of the passage of time, the SAR will not become exercisable before the first anniversary of the award. However, SARs may become exercisable more quickly in the event of (a) death, disability or retirement,
(b) job loss due to workforce reduction, job elimination or divestiture or (c) under the "change in control" provisions of the 2006 Plan. Also, SARs necessary in the recruitment of new employees will not be subject to a minimum time-based exercisability requirement. The 2006 Plan prohibits repricing of SARs without shareholder approval.

     RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Restricted Stock consists of shares which are transferred or sold by us to a Participant, but are subject to substantial risk or forfeiture and to restrictions on their sale or other transfer by the Participant. Restricted Stock Units are the right to receive shares at a future date after vesting upon the attainment of certain conditions and restrictions. The Committee determines the eligible Participants to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but not be limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time or other restrictions or conditions. For Restricted Stock or Restricted Stock Units intended to vest solely on the basis of the passage of time, the Restricted Stock or Restricted Stock Unit will not vest more quickly than ratably over a three-year period beginning on the first anniversary of the award. However, Restricted Stock or Restricted Stock Units may vest more quickly in the event of
(a) death, disability or retirement, (b) job loss due to workforce reduction, job elimination or divestiture or (c) under the "change in control" provisions of the 2006 Plan. Also, Restricted Stock and Restricted Stock Units necessary in the recruitment of new employees will not be subject to a minimum time-based vesting requirement. Awards of Restricted Stock may require that dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed. At the discretion of the Committee, dividend equivalents may be granted with respect to Restricted Stock Units, subject to such limitations as may be determined by the Committee.

     STOCK BONUSES. A Participant who is granted a stock bonus has the right to receive shares of our common stock in accordance with the terms of such grant.

     PERFORMANCE GOALS. Awards other than Stock Options and SARs under the 2006 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, but limited to: net earnings (either before or after interest, taxes, depreciation or amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings or income, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on investment, return on stockholders' equity, return on assets or net assets, return on capital, debt reduction, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, cost reduction or savings, customer or employee satisfaction, safety, working capital, earnings or diluted earnings per share, price per share of Company Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group ("Performance Criteria"). For Awards not intended to constitute performance based compensation under Section 162(m) of the Code, performance goals may include other financial or other measurements established by the Committee.

AMENDMENT OF THE 2006 PLAN

     The Committee and our Board of Directors have the right and power to amend the 2006 Plan, provided, however that we shall obtain stockholder approval of any amendment of the 2006 Plan to the extent necessary to comply with applicable laws, regulations or stock exchange rules.

TERMINATION OF THE 2006 PLAN

     The Board may suspend or terminate the 2006 Plan at any time. The Plan is scheduled to terminate on May 3, 2016. Termination will not in any manner impair or adversely affect any Benefit outstanding at the time of termination.

CHANGE IN CONTROL

     Unless otherwise provided in the agreement providing for the Award or unless otherwise determined by the Committee, upon the termination of a Participant's employment within 36 months following the occurrence of a Change in Control (as defined below) and if such termination is not (i) due to the Participant's death or disability, (ii) a termination by the Company for Cause and (iii) a voluntary termination by the Participant absent good reason, all outstanding Stock Options and SARs shall become vested and exercisable and all Restricted Stock and Restricted Stock Units shall become vested. In addition, in the event of a potential Change in Control, the Committee may in its discretion, cancel any outstanding Stock Options, SARS, Restricted Stock and Restricted Stock Units and pay to the holders thereof, in cash or stock, or any combination thereof, the value thereof based upon the price per share of our common stock to be received by our other shareholders in the Change in Control less, in the case of Stock Options and SARs, the exercise price thereof.

     For purposes of the 2006 Plan, a "Change in Control" occurs if: (i) there shall be consummated: (A) any consolidation or merger in which we are not the continuing or surviving corporation or pursuant to which shares of our common stock would be converted into cash, securities or other property, other than a merger in which the holders of our common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of our assets; (ii) our shareholders approve any plan or proposal for our liquidation or dissolution; (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding us and each of our officers and directors, whether individually or collectively), shall become the beneficial owner (within the meaning of 13d-3 under the Exchange Act) of 20% or more of our outstanding common stock; or (iv) during any period of two
(2) consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by our shareholders, of each new Director was approved by a vote of a least two-thirds of the Directors then still in office who were Directors at the beginning of the period.

ADJUSTMENTS

     If there is any change in the number, class, market price or terms of our common stock by reason of any stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spin-off or other corporate reorganization in which we are the surviving corporation, the number of shares available for issuance both in the aggregate and with respect to each outstanding Benefit, the exercise price, and the limitations on grants shall be proportionately adjusted by the Committee, whose determination shall be final and binding.

REUSAGE

     To the extent that a Benefit awarded under the 2006 Plan terminates, expires, is cancelled, forfeited, or lapses for any reason, or if a Benefit is settled by payment of cash, any shares of our common stock subject to the Benefit shall again be available for the grant of a Benefit pursuant to the 2006 Plan. Shares which are used to pay the exercise price of a Stock Option and shares withheld to satisfy tax withholding obligations will not be available for further grants of Benefits pursuant to the 2006 Plan. All shares of our common stock covered by a SAR, to the extent it is exercised and settled in shares of our common stock, will be considered issued or transferred pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of our common stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries shall not be counted against shares of our common stock available for grant pursuant to the 2006 Plan. Dividend equivalents payable in cash shall not be counted against the shares available for issuance under the 2006 Plan.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     We have been advised by counsel that the federal income tax consequences as they relate to Benefits are as follows:

     ISOS. An Optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the Optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those share on the date of sale. The income is taxed at long-term capital gains rates if the Optionee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise and we are not entitled to a federal income tax deduction. The holding period requirements are waived when an Optionee dies.

     The exercise of an ISO may for some Optionees trigger liability for the alternative minimum tax.

     If an Optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant (a "disqualifying disposition"), the Optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the Optionee has held the ISO shares prior to disposition. In a year of a disqualifying disposition, we receive a federal income tax deduction in an amount equal to the ordinary income that the Optionee recognizes as a result of the disposition.

     NSOS. An Optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of such a Stock Option, the Optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. We receive an income tax deduction in an amount equal to the ordinary income that the Optionee recognizes upon the exercise of the Stock Option.

     RESTRICTED STOCK. A Participant who receives an award of Restricted Stock does not generally recognize taxable income at the time of the award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable; or
(ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares. Any dividends paid to a Participant while the Restricted Stock remained subject to the restrictions would be treated as compensation for federal income tax purposes.

     A Participant may elect to recognize income at the time he or she receives Restricted Stock in an amount equal to the fair market value of the Restricted Stock (less any cash paid for the shares) on the date of the award.

     We receive a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the Participant had filed a timely election to accelerate recognition of income).

     OTHER BENEFITS. In the case of an exercise of an SAR or an award of Restricted Stock Units, the Participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the Participant has recognized. Any dividend equivalents paid to a

Participant related to Restricted Stock Units would be treated as compensation for federal income tax purposes.

MILLION DOLLAR DEDUCTION LIMIT

     Under Section 162(m) of the Code, we may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of the four other most highly compensated officers for that taxable year as reported in our proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. We believe that Benefits in the form of Stock Options, SARs and performance-based Restricted Stock and Restricted Stock Units which are awarded subject to the Performance Criteria would constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

SECTION 409A

     Section 409A of the Code has been enacted generally effective January 1, 2005. To date, the IRS has issued only limited guidance on the interpretation of this new law. Section 409A of the Code covers most programs that defer the receipt of compensation to a succeeding taxable year and provides strict rules for elections to defer (if any) and for timing of payouts. There are significant penalties placed on the individual employee for failure to comply with Section 409A of the Code. However, it does not impact our ability to deduct deferred compensation. Section 409A does not apply to (i) incentive stock options, non-qualified stock options and stock appreciation rights that are not granted at less than fair market value and (ii) restricted stock, provided there is no deferral of income beyond the vesting date. Section 409A of the Code may apply to Restricted Stock Units.

APPROVAL BY SHAREHOLDERS

     In order to be adopted, the 2006 Plan must be approved by the affirmative vote of a majority of the outstanding shares represented at the meeting and entitled to vote.


THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE "FOR" ADOPTION OF THE COLUMBUS MCKINNON CORPORATION 2006 LONG TERM INCENTIVE PLAN.

PROPOSAL 3

                    ADOPTION OF COLUMBUS MCKINNON CORPORATION
                 EXECUTIVE MANAGEMENT VARIABLE COMPENSATION PLAN


     Under Section 162(m) of the Code, we may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of the four other most high-compensated officers for that taxable year as reported in our proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. Performance-based compensation is excluded from this $1 million limitation if paid pursuant to a plan that has received shareholder approval.

PURPOSE

     The primary purpose of the Executive Management Variable Compensation Plan (the "Bonus Plan") is to pay covered employees appropriate bonuses for their performance and to obtain, for federal income tax purposes, the deductibility of bonus awards made under the Bonus Plan. Accordingly, the amounts payable under the Plan are intended to constitute "qualified performance-based compensation" under Section 162(m) of the Code.

ADMINISTRATION

     The Compensation and Succession Committee (the "Committee") of the Board of Directors is responsible for administering the Bonus Plan. Each member of the Committee is an "outside director" as defined for purposes of Section 162(m).

ELIGIBILITY AND PARTICIPATION

     The CEO and others who are officers for purposes of Section 16 of the Exchange Act are eligible to participate in the Bonus Plan. Participants will be the Chief Executive Officer and other officers who the Committee determines are "covered employees" within the meaning of Section 162(m) for the fiscal year.

PERFORMANCE-BASED COMPENSATION UNDER SECTION 162(M)

     The objective performance goal(s) for each Participant is set by the Committee within first 90 days of fiscal year. The performance goals will relate to one or more business criteria within the meaning of Section 162(m) of the Code, but limited to: net earnings (either before or after interest, taxes, depreciation or amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings or income, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on investment, return on shareholders' equity, return on assets or net assets, return on capital, debt reduction, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, cost reduction or savings, customer or employee satisfaction, safety, working capital, earnings or diluted earnings per share, price per share of our common stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. After the end of each fiscal year, the Committee will determine and certify in writing the amount of bonus to be awarded to each Participant in accordance with the limitations established by the Bonus Plan.

     The maximum bonus award that a covered employee may be paid under the Bonus Plan for the fiscal year is set at 300% of base salary.

     The Committee may determine it is appropriate to pay less than the maximum bonus award amount to a Participant, but not more.

     Subject to the maximum bonus award described above, actual award amounts will be based on Company and individual performance and competitive pay levels as determined by the Committee.

PAYMENT OF BONUS AWARDS

     All bonus awards will be paid in cash. Participants will be permitted to defer payment of all or a portion of their bonus awards in accordance with the terms of any deferred compensation plan that we may adopt.

APPROVAL BY SHAREHOLDERS

     In order to be adopted, the Bonus Plan must be approved by the affirmative vote of a majority of the outstanding shares represented at the meeting and entitled to vote.


THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE "FOR" ADOPTION OF THE COLUMBUS MCKINNON CORPORATION EXECUTIVE MANAGEMENT VARIABLE COMPENSATION PLAN.

                             SOLICITATION OF PROXIES

     The cost of solicitation of proxies will be borne by us, including expenses in connection with preparing and mailing this Proxy Statement. In addition to the use of the mail, proxies may be solicited by personal interviews or by telephone, telecommunications or other electronic means by our Directors, officers and employees at no additional compensation. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.


                                  OTHER MATTERS

     Our management does not presently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.


                             SHAREHOLDERS' PROPOSALS

     Proposals of shareholders intended to be presented at the 2007 Annual Meeting must be received by us by February 20, 2007 to be considered for inclusion in our Proxy Statement and form of proxy relating to that meeting. In addition, our by-laws require that notice of shareholder proposals and nominations for director be delivered to our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the Annual Meeting for the preceding year; provided, however, if the Annual Meeting is not scheduled to be held within a period commencing 30 days before such anniversary date and ending 30 days after such anniversary date, such shareholder notice shall be delivered by the later of (i) 60 days prior to the date of the Annual Meeting or (ii) the tenth day following the date such Annual Meeting date is first publicly announced or disclosed. The date of the 2007 Annual Meeting has not yet been established. Nothing in this paragraph shall be deemed to require us to include in our Proxy Statement and proxy relating to the 2007 Annual Meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the Exchange Act, and the rules and regulations promulgated thereunder.

                                OTHER INFORMATION

     WE WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED MARCH 31, 2006, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. Such written request should be directed to Columbus McKinnon Corporation, 140 John James Audubon Parkway, Amherst, New York 14228-1197, Attention: Secretary. Each such request must set forth a good faith representation that, as of June 9, 2006, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting.

     The accompanying Notice and this Proxy Statement are sent by order of our Board of Directors.


                                                 TIMOTHY R. HARVEY
                                                 Secretary


Dated:  June 20, 2006

                                   APPENDIX A


                          COLUMBUS MCKINNON CORPORATION

                          2006 LONG TERM INCENTIVE PLAN

1    PREAMBLE
     --------

     This Columbus McKinnon Corporation 2006 Long Term Incentive Plan, as it may be amended from time to time (the "Plan"), is intended to promote the interests of Columbus McKinnon Corporation., a New York corporation ("CM" and, together with its Subsidiaries, the "Company"), and its stockholders by providing officers and other employees and non-employee directors of the Company with appropriate incentives and rewards to encourage them to enter into and continue in service to the Company and to acquire a meaningful, significant and growing proprietary interest in CM, while aligning the interests of key employees and management with those of the stockholders.

     This Plan is intended to provide a flexible framework that will permit the development and implementation of a variety of stock-based programs based on changing needs of the Company, its competitive market and the regulatory climate.

2    DEFINITIONS
     -----------

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Award Agreement" shall mean the written agreement between the Company and a Participant or other document approved by the Committee evidencing an Incentive Award. The Committee need not require the execution of any such agreement by a Participant in which case the acceptance of the Award by the Participant will constitute agreement to the terms of the Award.

     (b)  "Board of Directors" shall mean the Board of Directors of CM.

     (c) "Cause," shall mean, termination of employment of a Participant for cause under the Company's generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.

     (d) "Change in Control", unless otherwise defined in an Award Agreement, occurs if:

          (1) there shall be consummated: (i) any consolidation or merger of CM in which CM is not the continuing or surviving corporation or pursuant to which shares of Company Stock would be converted into cash, securities or other property, other than a merger of CM in which the holders of the Company Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of CM; or

          (2) the stockholders of CM approve any plan or proposal for the liquidation or dissolution of CM; or

          (3) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act but excluding CM and each of CM's officers and directors, whether individually or collectively), shall become the beneficial owner (within the meaning of 13d-3 under the Exchange Act) of 20% or more of the outstanding Company Stock; or

          (4) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by CM's stockholders, of each new director was approved by a vote of a least two-thirds of the directors then still in office who were directors at the beginning of the period.

     For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

     (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Committee" shall mean the Compensation and Succession Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (as defined herein), members of the Committee (or any subcommittee thereof) shall be "non-employee directors" within the meaning of Rule 16b-3. To the extent required for compensation realized from Incentive Awards (as defined herein) under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee (or any subcommittee thereof) shall be "outside directors" within the meaning of such section.

     (g) "Company Stock" shall mean the common stock, par value $.01 per share, of CM.

     (h) "Covered Employee" means a Participant who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

     (i) "Disability," unless otherwise provided in an Award Agreement, shall mean

          (1) with respect to a Participant who is a party to a written employment agreement with the Company, which agreement contains a definition of "disability" or "permanent disability" (or words of like import) for purposes of termination of employment thereunder by the Company, "disability" or "permanent disability" as defined in the most recent of such agreements, or

          (2) in all other cases, means such Participant's inability to perform substantially his or her duties to the Company by reason of physical or mental illness, injury, infirmity or condition: (A) for a continuous period for 180 days or one or more periods aggregating 180 days in any twelve-month period; (B) at such time as such Participant is eligible to receive disability income payments under any long-term disability insurance plan maintained by the Company; or (C) at such earlier time as such Participant or the Company submits medical evidence, in the form of a physician's certification, that such Participant has a physical or mental illness, injury, infirmity or condition that will likely prevent such Participant from substantially performing his duties for 180 days or longer.

     (j) "Dividend Equivalents" means a right granted to a Participant pursuant to Section 10 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

     (k) "Effective Date" shall mean May 4, 2006, the date the Plan was adopted by the Board of Directors, subject to approval by CM's stockholders. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of CM present or represented and entitled to vote at a meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting and duly held in accordance with the applicable provisions of CM's Bylaws. Incentive Awards may be granted under the Plan at any time prior to the receipt of stockholder approval; provided, however, that each such grant shall automatically terminate in the event such approval is not obtained. Without limiting the foregoing, no Option or SAR may be exercised prior to the receipt of such approval, and no share certificate will be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval.

     (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, for any particular date, (i) for any period during which the Company Stock shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the opening and closing price per share of Company Stock on such exchange or the NASDAQ official open and close price as of such trading day, or (ii) the market price per share of Company Stock as determined in good faith by the Board of Directors in the event (i) above shall not be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next preceding day when the markets were open.

     (n) "Good Reason" shall mean (i) the reduction by the Company of a Participant's annual base salary as in effect from time to time; or (b) the Company's requiring a Participant to be based (other than for required travel on the Company's business) at a Company office more than 50 miles from the Company's office at which the Participant is principally employed immediately prior to the date of a Change in Control.

     (o) "Incentive Award" shall mean an Option, SAR, share of Restricted Stock, Restricted Stock Unit or Stock Bonus (each as defined herein) granted pursuant to the terms of the Plan.

     (p) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

     (q) "Issue Date" shall mean the date established by the Committee on which Certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 9(e).

     (r) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

     (s) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.

     (t) "Participant" shall mean an employee of the Company or a non-employee director of the Company to whom an Incentive Award is granted pursuant to the Plan and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

     (u) "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Sections 9 and 10, but which is subject to the terms and conditions set forth in Section 12. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

     (v) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria may differ as to type of Award and from one Performance Period to another. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation or amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings or income, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on investment, return on stockholders' equity, return on assets or net assets, return on capital, debt reduction, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, cost reduction or savings, customer or employee satisfaction, safety, working capital, earnings or diluted earnings per share, price per share of Company Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

     (w) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company (determined consistent with U.S. Generally Accepted Accounting Principles), or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions. The Committee may, in its discretion, classify Participants into as many groups as it determines, and as to any Participant relate the Participant's Performance Goals partially, or entirely, to the measured performance, either absolutely or relatively, of an identified Subsidiary, operating company or division or test strategy or new venture of the Company.

     (x) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

     (y)  "Qualified Performance-Based Compensation" means any compensation that
is  intended  to  qualify  as  "qualified  performance-based   compensation"  as
described in Section 162(m)(4)(C) of the Code.

     (z) A share of "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 9 hereof and that is subject to the restrictions set forth in Section 9(c).

     (aa) "Restricted Stock Unit" means the right to receive a share of Company Stock that is granted pursuant to the terms of Section 10.

     (bb) "Retirement" means a termination of employment at a time at which the Participant (i) is eligible for and could immediately commence receipt of either early or normal retirement benefits under the Company's defined benefit plan or
(ii) if the participant had been a participant in the Company's defined benefit plan, would have been eligible and could have immediately commenced receipt of either early or normal retirement benefits under the Company's defined benefit plan.

     (cc) "Rule 16b-3" shall mean the rule thus designated as promulgated under the Exchange Act.

     (dd) "SAR"  shall  mean a stock  appreciation  right  granted  pursuant  to
Section 8.

     (ee) "Stock Bonus" shall mean a bonus payable in shares of Company Stock or a payment made in shares of Company Stock pursuant to a deferred compensation plan of the Company.

     (ff) "Subsidiary" shall mean any corporation or other entity in which, at the time of reference, the Company owns, directly or indirectly, stock or similar interests comprising more than 50 percent of the combined voting power of all outstanding securities of such entity.

     (gg) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Restricted Stock Unit may vest.

3    STOCK SUBJECT TO THE PLAN
     -------------------------

     (a)  Shares Available for Awards

     The total number of shares of Company Stock with respect to which Incentive Awards may be granted shall not exceed 850,000 shares. Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

     (b)  Total Grants by Award Type

     The total number of shares of Company Stock to be awarded under the Plan as Incentive Stock Options, Non-Qualified Stock Options, or SARs shall not exceed 850,000 shares. The total number of shares of Company Stock to be awarded under the Plan as Restricted Stock, Restricted Stock Units, Performance Based Awards, or as Stock Bonuses shall, in the aggregate, not exceed 600,000 shares.

     (c)  Individual Limitation

     The total number of shares of Company Stock subject to Options and SARs awarded to any one employee during any fiscal year of the Company, shall not exceed 50,000 shares. Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section 3(c) shall not apply in any circumstance with respect to which the Committee determines that compliance with Section 162(m) of the Code is not necessary.

     (d)  Adjustment for Change in Capitalization

     If there is any change in the outstanding shares of Company Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares available for issuance both in the aggregate and with respect to each outstanding Incentive Award, the price per share under each outstanding Incentive Award, and the limitations set forth in Section 3(b) and (c), shall be proportionately adjusted by the Committee, whose determination shall be final and binding. After any adjustment made pursuant to this Section 3(d), the number of shares subject to each outstanding Incentive Award shall be rounded to the nearest whole number.

     (e)  Other Adjustments

     In the event of any transaction or event described in Section 3(d) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Incentive Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, including, if the Committee deems appropriate, the principles of Treasury Regulation Section 1.424-1(a)(5) except to the extent necessary to ensure that the action does not violate
Section 409A of the Code,  either by  amendment of the terms of any  outstanding

Incentive Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions:

          (i) To provide for either (A) termination of any such Incentive Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Incentive Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 3(e) the Committee determines in good faith that no amount would have been attained upon the exercise of such Incentive Award or realization of the Participant's rights, then such Incentive Award may be terminated by the Company without payment) or (B) the replacement of such Incentive Award with other rights or property selected by the Committee in its sole discretion;

          (ii) To provide that such Incentive Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

          (iii) To make adjustments in the number and type of shares of Company Stock (or other securities or property) subject to outstanding Incentive Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

          (iv) To provide that such Incentive Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

          (v) To provide that the Incentive Award cannot vest, be exercised or become payable after such event.

     (f)  Re-use of Shares

     To the extent that an Incentive Award terminates, expires, is cancelled, forfeited, or lapses for any reason, or if an Incentive Award is settled by payment of cash, any shares of Company Stock subject to the Incentive Award shall again be available for the grant of an Incentive Award pursuant to the Plan. Shares which are used to pay the exercise price of an Option and shares withheld to satisfy tax withholding obligations will not be available for further grants of Incentive Awards pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Company Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Company Stock available for grant pursuant to this Plan. Dividend Equivalents payable in cash shall not be counted against the shares available for issuance under the Plan. All shares of Company Stock covered by a SAR, to the extent it is exercised and settled in shares of Company Stock, will be considered issued or transferred pursuant to the Plan.

     (g)  No Repricing

     Absent stockholder approval, neither the Committee nor the Board of Directors shall have any authority, with or without the consent of the affected holders of Incentive Awards, to "reprice" an Incentive Award in the event of a decline in the price of Company Stock after the date of its initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Incentive Awards in connection with regranting of Incentive Awards at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Board of Directors or the Committee without approval of the stockholders of the Company.

     (h)  No Reloading

     No Option or SAR shall provide for the automatic grant of replacement or reload Options or SARs upon the Participant exercising the Option or SAR and paying the Exercise Price by tendering shares of Company Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Board of Directors or the Committee without approval of the stockholders of the Company.

4    ADMINISTRATION OF THE PLAN
     --------------------------

     The Plan shall be administered by the Committee. The Committee shall from time to time designate the persons who shall be granted Incentive Awards and the amount, type and other features of each Incentive Award.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. The Committee shall determine whether an authorized leave of absence or absence due to military or government service shall constitute termination of employment. Decisions of the Committee shall be final and binding on all parties. Determinations made by the Committee under the Plan need not be uniform but may be made on a Participant-by-Participant basis. Notwithstanding anything to the contrary contained herein, the Board of Directors may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, in which case the term "Committee" as used herein shall be deemed to mean the Board of Directors.

     The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Option or SAR and (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Restricted Stock Unit or otherwise adjust any of the terms applicable to such share.

     No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5    ELIGIBILITY
     -----------

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company (including employees who are also directors and prospective employees conditioned on their becoming employees) and non-employee directors of the Company as the Committee shall designate from time to time.

6    AWARDS UNDER THE PLAN; AWARD AGREEMENTS
     ---------------------------------------

     The Committee may grant Options, SARs, shares of Restricted Stock, Restricted Stock Units and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

     Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the Incentive Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

7    OPTIONS
     -------

     (a)  Identification of Options

     Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. In the absence of such identification, an Option will be deemed to be a Non-Qualified Stock Option.

     (b)  Exercise Price

Each Award Agreement with respect to an Option shall set forth the amount (the "exercise price") payable by the holder to the Company upon exercise of the Option. The exercise price per share shall be determined by the Committee but shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

     (c) Term and Exercise of Options

          (1) The applicable Award Agreement will provide the date or dates on which an Option shall become exercisable. The Committee shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than ten years after the date of grant. Options that become exercisable solely on the basis of the passage of time (e.g., not on the basis of any performance standards) will not become exercisable earlier than the first anniversary of the date of grant, except that Options may be exercisable sooner under any of the following circumstances as more specifically set forth in the applicable Award Agreement: (i) the Participant's death; (ii) the Participant's Disability; (iii) the Participant's "retirement" as defined in the Award Agreement consistent with the Company's retirement policies and programs; (iv) a Participant's termination of employment with the Company due to workforce reduction, job elimination or divestiture as determined by the Committee; (v) a Change in Control consistent with the provisions of Section 7(f); or (vi) in connection with establishing the terms and conditions of employment of an individual necessary for the recruitment of the individual or as the result of a business combination or acquisition by the Company.

          (2) An Option may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $2,500. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (3) Unless the Committee determines otherwise, an Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary (or the Secretary's designee), no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier's check or wire transfer; (ii) subject to the approval of the Committee, by the Participant tendering (either actually or by attestation) owned and unencumbered shares of Company Stock which have been held by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or
(iii) by means of a broker assisted cashless exercise procedure complying with applicable law, and (iv) by such other provision as the Committee may from time to time authorize. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary (or the Secretary's designee) of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary (or the Secretary's designee) of the Company shall require.

          (4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

     (d)  Limitations on Incentive Stock Options

          (1) Incentive Stock Options may be granted only to employees of the Company or any "subsidiary corporation" thereof (within the meaning of Section 424(f) of the Code and the applicable regulations thereunder).

          (2) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code) shall exceed $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

          (3) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e)  Effect of Termination of Employment

          (1) Unless the applicable Award Agreement provides or the Committee shall determine otherwise, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Retirement, Disability or death : (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall expire at the close of business on the 30th day following the later of (A) the date of such termination or (B) the date on which any period, as determined by the Committee in a reasonable manner, which prohibits the Participant from trading in securities of the Company due to the Participant's knowledge of material non-public information ends; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (2) Unless the applicable Award Agreement provides or the Committee shall determine otherwise, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the
Participant: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire; and
(ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its original term.

          (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

          (4) In the event of the termination of a Participant's employment at a time of Retirement and other than for Cause, (i) all Options granted to the Participant, to the extent they have not otherwise expired, will become exercisable and (ii) all Options shall remain exercisable for a period of six months, on which date they shall expire. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its original term.

          (5)   Upon  a  non-employee   director's  cessation  of  service,  the
exercisability of Options will be as set out in the applicable Award Agreement or as the Committee shall determine.

     (f)  Effect of Change in Control

     Unless the Award Agreement provides or the Committee determines otherwise, upon the termination of a Participant's employment within 36 months following the occurrence of a Change in Control and if such termination is not (i) due to the Participant's death or Disability, (ii) a termination by the Company for Cause and (iii) a voluntary termination by the Participant absent Good Reason, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable remain exercisable for a period of six months, on which date they shall expire. In addition, in the event of a potential Change in Control, the Committee may in its discretion, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Company Stock to be received by other stockholders of the Company in the Change in Control less the exercise price of each Option. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its original term.

     (g)  Transferability

     During the lifetime of a Participant each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may in its sole discretion on a case by case basis, in any applicable agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the Code applicable to Incentive Stock Options), permit a Participant to transfer all or some of the Options to (i) the Participant's Immediate Family Members, or (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. "Immediate Family Members" shall mean a Participant's spouse, child(ren) and grandchild(ren). In no event may an Option be transferred for consideration. Notwithstanding the foregoing, Non-Qualified Stock Options may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

8    STOCK APPRECIATION RIGHTS
     -------------------------

     (a)  Exercise Price

     The exercise price per share of a SAR shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

     (b) Benefit Upon Exercise

     The exercise of SARs with respect to any number of shares of Company Stock shall entitle the Participant to receive unrestricted, fully transferable shares of Company Stock, cash or any combination of Company Stock and cash, payable within 2 1/2 months of the date on which the SARs are exercised, equal in value to the number of SARs exercised multiplied by (i) the Fair Market Value of a share of Company Stock on the exercise date minus (ii) the exercise price of the SAR. Fractional share amounts shall be settled in cash. The form of payment upon the exercise of SARs will be determined by the Committee either at the time of grant of the SARs or at the time of exercise of the SARs.

     (c)  Term and Exercise of SARS

          (1) The applicable Award Agreement will provide the dates or dates on which a SAR shall become exercisable. The Committee shall determine the expiration date of each SAR. SARs that become exercisable solely on the basis of the passage of time (e.g., not on the basis of any performance standards) will not become exercisable earlier than the first anniversary of the date of grant, except that SARs may be exercisable sooner under any of the following circumstances as more specifically set forth in the applicable Award Agreement:
(i) the Participant's death; (ii) the Participant's Disability; (iii) the Participant's "retirement" as defined in the Award Agreement consistent with the Company's retirement policies and programs; (iv) a Participant's termination of employment with the Company due to workforce reduction, job elimination or divestiture as determined by the Committee; (v) a Change in Control consistent with the provisions of Section 8(e); or (vi) in connection with establishing the terms and conditions of employment of an individual necessary for the recruitment of the individual or as the result of a business combination or acquisition by the Company.

          (2) A SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of a SAR shall be for an aggregate exercise price of less than $2,500. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (3) Unless the Committee determines otherwise, a SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary (or the Secretary's designee), no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Company Stock with respect to which the SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant.

     (d)  Effect of Termination of Employment

     The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply as well to such exercise of SARs.

     (e)  Effect of Change in Control

     Unless the Award Agreement provides or the Committee determines otherwise, upon the termination of a Participant's employment within 36 months following the occurrence of a Change in Control and if such termination is not (i) due to the Participant's death or Disability, (ii) a termination by the Company for Cause and (iii) a voluntary termination by the Participant absent Good Reason, each SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable for a period of six months, on which date they shall expire. In addition, in the event of a potential Change in Control, the Committee may in its discretion, cancel any outstanding SARs and pay to the holders thereof, in stock, the value of such SARs based upon the price per share of Company Stock to be received by other stockholders of the Company in the Change in Control less the exercise price of each SAR. Notwithstanding the foregoing, no SAR shall be exercisable after the expiration of its original term.

     (f)  Transferability

     During the lifetime of a Participant each SAR granted to a Participant shall be exercisable only by the Participant and no SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, SARs may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

9    RESTRICTED STOCK
     ----------------

     (a)  Issue Date and Vesting Date

     At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 9(e). Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 9(b) are satisfied, and except as provided in Section 9(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 9(c) shall cease to apply to such share.

     (b)  Conditions to Vesting

     At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Committee may specify under
Section 12. Any shares of Restricted Stock that vest solely on the basis of the passage of time (e.g., not on the basis of any performance standards) shall not vest more quickly than ratably over the three (3) year period beginning on the first anniversary of the date of grant, except that the shares of Restricted Stock may vest sooner under any of the following circumstances as more specifically set forth in the applicable Award Agreement: (i) the Participant's death; (ii) the Participant's Disability; (iii) the Participant's "retirement" as defined in the Award Agreement consistent with the Company's retirement policies and programs; (iv) a Participant's termination of employment with the Company due to workforce reduction, job elimination or divestiture as determined by the Committee; (v) a Change in Control consistent with the provisions of
Section 9(h); or (vi) in connection with establishing the terms and conditions of employment of an individual necessary for the recruitment of the individual or as the result of a business combination or acquisition by the Company.

     (c)  Restrictions on Transfer Prior to Vesting

     Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

     (d)  Dividends on Restricted Stock

     The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

     (e)  Issuance of Certificates

          (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear any such legend as the Company may determine.

Such legend shall not be removed until such shares vest pursuant to the terms hereof.

          (2) Each certificate issued pursuant to this Section 9(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company in such manner as the Company may determine unless the Committee determines otherwise.

     (f)  Consequences of Vesting

     Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions of Section 9(c) shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 9(e). Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or pursuant to Section 15.

     (g)  Effect of Termination of Employment

          (1) Unless the applicable Award Agreement or the Committee determines otherwise, in the event of the termination of a Participant's service to the Company for any reason other than Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited and returned to the Company. The Company also shall have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested prior to the date of such termination shall immediately be forfeited and returned to the Company, together with any dividends credited on such shares by termination of any escrow arrangement under which such dividends are held or otherwise.

     (h)  Effect of Change in Control

     Unless the Award Agreement provides or the Committee determines otherwise, upon the termination of a Participant's employment within 36 months following the occurrence of a Change in Control and if such termination is not (i) due to the Participant's death or Disability, (ii) a termination by the Company for Cause and (iii) a voluntary termination by the Participant absent Good Reason, all outstanding shares of Restricted Stock which have not previously vested shall immediately vest. In addition, in the event of a potential Change in Control, the Committee may in its discretion, cancel any outstanding shares of Restricted Stock and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such shares of Restricted Stock based upon the price per share of Company Stock to be received by other stockholders of the Company in the Change in Control.

10   RESTRICTED STOCK UNITS
     ----------------------

     (a)  Vesting Date

     At the time of the grant of Restricted Stock Units, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a Restricted Stock Unit imposed pursuant to Section 10(d) are satisfied, and except as provided in Section 10(e), upon the occurrence of the Vesting Date with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest and shares of Stock will be delivered pursuant to Section 10(c).

     (b)  Dividend Equivalents

Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Company Stock that are subject to any award of Restricted Stock Units, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests or expires, as determined by the Committee. Such
Dividend Equivalents shall be converted to cash or additional Restricted Stock Units by such formula and at such time and subject to such limitations as may be determined by the Committee.

     (c)  Benefit Upon Vesting

     Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or, in the sole discretion of the Committee, an amount, payable within 2 1/2 months of the date on which such Restricted Stock Units vests, equal to the Fair Market Value of a share of Company Stock on the date on which such Restricted Stock Unit vests. Notwithstanding the foregoing, shares of Company Stock issued may be subject to restrictions on transfer as a result of applicable securities laws or pursuant to Section 15.

     (d)  Conditions to Vesting

     At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of Restricted Stock Units, that the Participant or the Company achieves such performance goals as the Committee may specify under Section 12. Any Restricted Stock Units that vest solely on the basis of the passage of time (e.g., not on the basis of any performance standards) shall not vest more quickly than ratably over the three (3) year period beginning on the first anniversary of the date of grant, except that Restricted Stock Units may vest sooner under any of the following circumstances as more specifically set forth in the applicable Award Agreement: (i) the Participant's death; (ii) the Participant's Disability; (iii) the Participant's "retirement" as defined in the Award Agreement consistent with the Company's retirement policies and programs; (iv) a Participant's termination of employment with the Company due to workforce reduction, job elimination or divestiture as determined by the Committee; (v) a Change in Control consistent with the provisions of Section 10(f); or (vi) in connection with establishing the terms and conditions of employment of an individual necessary for the recruitment of the individual or as the result of a business combination or acquisition by the Company.

     (e)  Effect of Termination of Employment

          (1) Unless the applicable Award Agreement or the Committee determines otherwise, Restricted Stock Units that have not vested, together with any dividends credited on such Restricted Stock Units, shall be forfeited upon the Participant's termination of employment for any reason other than Cause.

          (2) In the event of the termination of a Participant's employment for Cause, all Restricted Stock Units granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited, together with any dividends credited on such shares.

     (f)  Effect of Change in Control

     Unless the Award Agreement provides or the Committee determines otherwise, upon the termination of a Participant's employment within 36 months following the occurrence of a Change in Control and if such termination is not (i) due to the Participant's death or Disability, (ii) a termination by the Company for Cause and (iii) a voluntary termination by the Participant absent Good Reason, all outstanding Restricted Stock Units which have not theretofore vested shall immediately vest. In addition, in the event of a potential Change in Control, the Committee may in its discretion, cancel any outstanding Restricted Stock Units and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Restricted Stock Units based upon the price per share of Company Stock to be received by other stockholders of the Company in the Change in Control.

11   STOCK BONUSES
     -------------

     In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

12   PERFORMANCE-BASED AWARDS
     ------------------------

     (a)  Purpose.

     The purpose of this Section 12 is to provide the Committee the ability to qualify Incentive Awards other than Options and SARs that are granted pursuant to Sections 9 and 10 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Section 12 shall control over any contrary provision contained in Sections 9 and 10; provided, however, that the Committee may in its discretion grant Incentive Awards to Covered Employees and to other Participants that are based on performance criteria or performance goals which do not satisfy the requirements of this Section 12 and which may be other than Performance Criteria or Performance Goals.

     (b)  Applicability.

     This Section 12 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Incentive Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

     (c)  Procedures with Respect to Performance-Based Awards.

     To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Incentive Award granted under Sections 9 and 10 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

     (d)  Payment of Performance-Based Awards.

     Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based

Award for a Performance Period only if, and to the extent, the Performance Goals for such period are achieved.

     (e)  Additional Limitations.

     Notwithstanding any other provision of the Plan, any Incentive Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

13   RIGHTS AS A STOCKHOLDER
     -----------------------

     No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(d), no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14   DEFERRAL OF AWARDS
     ------------------

     The Committee may permit or require the deferral of payment or settlement of any Restricted Stock Unit or Stock Bonus subject to such rules and procedures as it may establish. Payment or settlement of Options or SARs may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.

15   RESTRICTION ON TRANSFER OF SHARES
     ---------------------------------

     The Committee may impose, either in the Award Agreement or at the time shares of Company Stock are issued in settlement of an Incentive Award, restrictions on the ability of the Participant to sell or transfer such shares of Company Stock.

16   NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD
     ---------------------------------------------------------

     Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other person.

17   SECURITIES MATTERS
     ------------------

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the securities exchange or automated quotation system on which shares of Company Stock are listed. Certificates evidencing shares of Company Stock issued pursuant to the terms hereof, may bear such legends, as the Committee or the Company, in its sole discretion, deems necessary or desirable to insure compliance with applicable securities laws.

     (b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of the securities exchange or automated quotation system on which shares of Company Stock are listed. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of the Committee's decision to defer the effectiveness of a transfer. During the period of such a deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     (c) It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

18   WITHHOLDING TAXES
     -----------------

     Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

     Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, which it shall have sole discretion to grant and which approval may be evidenced by the presence in the Award Agreement of an appropriate reference to such right, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award. Any tax withholding above the minimum amount of tax required to be withheld must be deducted from other amounts payable to the Participant or must be paid in cash by the Participant.

19   NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE
     --------------------------------------------------------

     If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)) and permitted under the terms of the Award Agreement, such Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

20   NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B) OF THE
     -----------------------------------------------------------------------
     CODE
     ----

     Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within ten days of such disposition.

21   AMENDMENT OR TERMINATION OF THE PLAN
     ------------------------------------

     Stockholder approval of any amendment to the Plan shall be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m), Section 422 or Section 409A of the Code, any applicable rule or listing standard of any stock exchange, automated quotation system or similar organization, or the New York Business Corporation Law. Except as otherwise provide in the Plan, the Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

22   NO OBLIGATION TO EXERCISE
     -------------------------

     The grant to a Participant of an Option or SAR shall impose no obligation upon such Participant to exercise such Option or SAR.

23   TRANSFERS UPON DEATH; NONASSIGNABILITY
     --------------------------------------

     Upon the death of a Participant outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with
(a) written notice thereof and with a copy of the Will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and
(b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

     Except as otherwise provided, no Incentive Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

24   EXPENSES AND RECEIPTS
     ---------------------

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

25   FAILURE TO COMPLY
     -----------------

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its sole discretion, may determine.

26   EFFECTIVE DATE AND TERM OF PLAN
     -------------------------------

     The Plan shall be effective as of the Effective Date. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

27   APPLICABLE LAW
     --------------

     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without reference to the principles of conflicts of laws thereunder.

                                   APPENDIX B

                          COLUMBUS MCKINNON CORPORATION
                 EXECUTIVE MANAGEMENT VARIABLE COMPENSATION PLAN



PURPOSE
          This Executive Variable Compensation Plan (the "Plan") is intended to enable Columbus McKinnon Corporation to attract, motivate and retain highly qualified executives on a competitive basis and to provide financial incentives to those executives in order to promote the success of the Company. The Plan is for the benefit of Participants. The Plan is designed to ensure that the bonuses paid hereunder to Participants are deductible without limit under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

SECTION 1.        DEFINITIONS.

          The following terms have the meanings indicated unless a different meaning is clearly required by the context:

          (a) "Base Salary" means the Participant's annualized salary on the last day of the fiscal year. Base Salary shall be before both (i) deductions for taxes or benefits; and (ii) deferrals of compensation pursuant to Company-sponsored plans.

          (b) "Board of Directors" means the Board of Directors of the Company.

          (c) "Chief Executive Officer" has the meaning set forth in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means the Compensation and Succession Committee of the Board of Directors or a subcommittee thereof. The Committee at all times shall be composed of at least two directors of Columbus McKinnon Corporation each of whom shall be "outside directors" within the meaning of Section 162(m) of the Code.

          (f) "Company" means Columbus McKinnon Corporation and its affiliated group of corporations as defined in Section 1504 of the Code (determined without regard to Section 1504(b) of the Code).

          (g) "Participant" means an individual who participates in the Plan pursuant to Section 2.

SECTION 2.        ELIGIBLE EXECUTIVES AND PARTICIPANTS

          "Eligible Executives" for a fiscal year are defined as (i) the Chief Executive Officer of the Company on the first day of such year or a person who becomes the Chief Executive Officer during such year by virtue of being hired or promoted and (ii) any other officer of the Company designated by the Committee. Within the first ninety (90) days of each fiscal year (or such other period as may be permitted by Section 162(m) of the Code), the Committee will designate those Eligible Executives who are to be "Participants" in the Plan for that fiscal year.

SECTION 3.        ADMINISTRATION

          The Committee shall have the sole discretion and authority to administer the Plan, interpret the terms and provisions of the Plan and to establish, adjust, pay or decline to pay bonuses under the Plan.

SECTION 4.        PERFORMANCE GOALS

          Within the first ninety (90) days of each fiscal year of the Company, the Committee shall set one or more objective performance goals for each Participant for such year. Such goals shall be expressed in terms of: net earnings (either before or after interest, taxes, depreciation or amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings or income, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on investment, return on stockholders' equity, return on assets or net assets, return on capital, debt reduction, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, cost reduction or savings, customer or employee satisfaction, safety, working capital, earnings or diluted earnings per share, price per share of Company stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

SECTION 5.        BONUS DETERMINATIONS

          (a) Within the first ninety (90) days of each fiscal year of the Company, the Committee will specify the objective terms and conditions for the determination and payment of a bonus for each Participant. At the time that annual performance goals are set for Participants, the Committee shall establish a maximum award opportunity for each Participant for the year. The maximum award opportunity shall be related to the Participant's Base Salary at the start of the year by a formula that takes account of the degree of achievement of the goals set for the Participant; provided, however, that the Committee shall have absolute discretion to reduce the actual bonus payment that would otherwise be payable to any Participant on the basis of achievement of performance goals. The maximum award paid to a Participant in respect of a particular fiscal year shall in no event exceed an amount equal to 300% of a Participant's Base Salary. In the event of a change in the Company's fiscal year, the Plan shall apply, with appropriate pro-rata adjustments, to any fiscal period not consisting of twelve months.

          (b) No bonuses shall be paid to a Participant unless and until the Committee makes a certification in writing with respect to the attainment of the performance goals as required by Section 162(m) of the Code. Although the Committee may in its sole discretion reduce a bonus payable to a Participant based on such objective and/or subjective factors as it may determine, the Committee shall have no discretion to increase the amount of a Participant's bonus as determined under the applicable objective terms and conditions established for such bonus amount.

          (c) Following the Committee's determination and certification of the amount of any bonus payable, such amount will be paid in cash (subject to any election made by a Participant with respect to the deferral of all or a portion of his or her bonus or the payment of all or a portion of his or her bonus in some form other than cash). Payment of the bonus amount will be made as soon as feasible after the Committee's certification of the amount payable but not after two and one-half months following the end of the fiscal year to which the bonus relates.

          (d) In the event of the death of a Participant after the end of a fiscal year and prior to any payment otherwise required pursuant to Section 5.3, such payment shall be made to the representative of the Participant's estate.

          (e) In the event of the death, disability, retirement or other termination of employment of a Participant during a fiscal year, the Committee shall, in its discretion, have the power to award to such Participant (or the representative of the Participant's estate) an equitably prorated portion of the bonus which otherwise would have been earned by such Participant.

          (f) The right of a Participant or of any other person to any payment under the Plan shall not be assigned, transferred, pledged or encumbered in any manner and any attempted assignment, transfer, pledge or encumbrance shall be null and void and of no force or effect.

SECTION 6.        AMENDMENT AND TERMINATION

          The Board of Directors may at any time amend the Plan in any fashion or terminate or suspend the Plan; provided that no amendment shall be made which would cause bonuses payable under the Plan to fail to qualify for the exemption from the limitations of Section 162(m) of the Code provided in Section 162(m)(4)(C) of the Code. Upon any such termination, all rights of a Participant with respect to any fiscal year that has not ended on or prior to the effective date of such termination shall become null and void. Any amendments to the Plan shall require shareholder approval only to the extent required by Section 162(m) of the Code.

SECTION 7.        SHAREHOLDER APPROVAL

          No bonuses shall be paid under the Plan unless and until the Company's shareholders shall have approved the Plan and the performance goals as required by Section 162(m) of the Code. If the Plan is amended in any way that changes the material terms of the Plan's performance goals, including by materially modifying the performance goals, increasing the maximum bonus payable under the Plan or changing the Plan's eligibility requirements, the Plan shall be resubmitted to the Company's shareholders for approval as required by Section 162(m) of the Code.

SECTION 8.        MISCELLANEOUS

          (a) The Plan shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made, and to be wholly performed, within such State, without regard to principles of choice of laws.

          (b) All amounts required to be paid under the Plan shall be subject to any required Federal, state, local and other applicable withholdings or deductions.

          (c) Nothing contained in the Plan shall confer upon any Participant or any other person any right with respect to the continuation of employment by the

Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation payable to the Participant from the rate in effect at the commencement of a fiscal year or to otherwise modify the terms of such Participant's employment. No person shall have any claim or right to participate in or receive any award under the Plan for any particular fiscal year.

                          COLUMBUS MCKINNON CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints TIMOTHY T. TEVENS and KAREN L. HOWARD and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the "Company") to be held at the Ramada Hotel and Conference Center at 2402 North Forest Road, Amherst, New York, on July 31, 2006 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.


                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          COLUMBUS MCKINNON CORPORATION

                                  July 31, 2006

                            PROXY VOTING INSTRUCTIONS

MAIL - DATE,  SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE  PROVIDED AS SOON AS
----
POSSIBLE.
                                 - OR -
TELEPHONE - CALL TOLL-FREE  1-800-PROXIES (1  800-776-9437)  FROM ANY TOUCH TONE
---------
TELEPHONE AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.
                               - OR -
INTERNET - ACCESS WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN INSTRUCTIONS.  HAVE
--------
YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

COMPANY NUMBER IS   ___________________

ACCOUNT NUMBER IS   ___________________

You may enter your voting instructions at 1 -800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

     Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/


1.   ELECTION OF DIRECTORS:

                                                   NOMINEES:
                                                   o  TIMOTHY T. TEVENS
|_|      FOR ALL NOMINEES
                                                   o  CARLOS PASCUAL
|_|      WITHHOLD AUTHORITY
         FOR ALL NOMINEES                          o  RICHARD H. FLEMING

|_|      FOR ALL EXCEPT                            o  ERNEST R. VEREBELYI
         (see instructions below)
                                                   o  WALLACE W. CREEK

                                                   o  STEPHEN RABINOWITZ

                                                   o  LINDA A. GOODSPEED


INSTRUCTION:  To withhold  authority to vote for any individual  nominee(s) mark
-----------
"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold


2.   ADOPTION OF THE COLUMBUS McKINNON CORPORATION 2006 LONG TERM INCENTIVE PLAN


         |_|  FOR         |_|  AGAINST        |_|  ABSTAIN

3. ADOPTION OF THE COLUMBUS McKINNON CORPORATION EXECUTIVE MANAGEMENT VARIABLE COMPENSATION PLAN


         |_|  FOR         |_|  AGAINST        |_|  ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1, 2 AND 3.

To change the address on your account, please check the box at right    |_|
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________ Date:___________________

Signature of Shareholder _____________________ Date:___________________

Note: Please sign exactly as name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                          COLUMBUS MCKINNON CORPORATION

                          EMPLOYEE STOCK OWNERSHIP PLAN
           VOTING INSTRUCTION CARD FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The Trustees of the Columbus McKinnon Corporation Employee Stock Ownership Plan (the "ESOP") are hereby authorized to represent and to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the "Company") to be held at the Ramada Hotel and Conference Center at 2402 North Forest Road, Amherst, New York, on July 31, 2006 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.


                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          COLUMBUS MCKINNON CORPORATION

                                  July 31, 2006

                                      ESOP

                            PROXY VOTING INSTRUCTIONS

MAIL - DATE,  SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE  PROVIDED AS SOON AS
----
POSSIBLE.
                                 - OR -
TELEPHONE - CALL TOLL-FREE  1-800-PROXIES (1  800-776-9437)  FROM ANY TOUCH TONE
---------
TELEPHONE AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.
                               - OR -

INTERNET - ACCESS WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN INSTRUCTIONS.  HAVE
--------
YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

COMPANY NUMBER IS   ___________________

ACCOUNT NUMBER IS   ___________________

You may enter your voting instructions at 1 -800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

     Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

     THE TRUSTEES MAKE NO RECOMMENDATION WITH RESPECT TO VOTING YOUR ESOP SHARES ON ANY PROPOSALS.

1. ELECTION OF DIRECTORS:

                                                   NOMINEES:
                                                   o  TIMOTHY T. TEVENS
|_|      FOR ALL NOMINEES
                                                   o  CARLOS PASCUAL
|_|      WITHHOLD AUTHORITY
         FOR ALL NOMINEES                          o  RICHARD H. FLEMING

|_|      FOR ALL EXCEPT                            o  ERNEST R. VEREBELYI
         (see instructions below)
                                                   o  WALLACE W. CREEK

                                                   o  STEPHEN RABINOWITZ

                                                   o  LINDA A. GOODSPEED


INSTRUCTION:  To  withhold  authority to vote for any individual nominee(s) mark
------------
"FOR ALL EXCEPT" and fill in the circle next to eachnominee you wish to withhold

2. ADOPTION OF THE COLUMBUS McKINNON CORPORATION 2006 LONG TERM INCENTIVE PLAN


         |_|  FOR         |_|  AGAINST        |_|  ABSTAIN



3. ADOPTION OF THE COLUMBUS McKINNON CORPORATION EXECUTIVE MANAGEMENT VARIABLE COMPENSATION PLAN


         |_|  FOR         |_|  AGAINST        |_|  ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


WHEN PROPERLY EXECUTED, THIS VOTING INSTRUCTION WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE TRUSTEES WILL VOTE ANY ALLOCATED ESOP SHARES "FOR" PROPOSAL NOS. 1, 2 AND 3.

To change the address on your account, please check the box at right   |_|
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________ Date:___________________

Signature of Shareholder _____________________ Date:___________________

Note: Please sign exactly as name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                   BROKER CARD

                          COLUMBUS MCKINNON CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints TIMOTHY T. TEVENS and KAREN L. HOWARD and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the "Company") to be held at the Ramada Hotel and Conference Center at 2402 North Forest Road, Amherst, New York, on July 31, 2006 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.


                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          COLUMBUS MCKINNON CORPORATION

                                  July 31, 2006

                            PROXY VOTING INSTRUCTIONS



                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                            ENVELOPE PROVIDED AS SOON
                                   AS POSSIBLE



Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/


1. ELECTION OF DIRECTORS:

                                                   NOMINEES:
                                                   o  TIMOTHY T. TEVENS
|_|      FOR ALL NOMINEES
                                                   o  CARLOS PASCUAL
|_|      WITHHOLD AUTHORITY
         FOR ALL NOMINEES                          o  RICHARD H. FLEMING

|_|      FOR ALL EXCEPT                            o  ERNEST R. VEREBELYI
         (see instructions below)
                                                   o  WALLACE W. CREEK

                                                   o  STEPHEN RABINOWITZ

                                                   o  LINDA A. GOODSPEED


INSTRUCTION:  To withhold  authority to vote for any individual  nominee(s) mark
-----------
"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold


2. ADOPTION OF THE COLUMBUS McKINNON CORPORATION 2006 LONG TERM INCENTIVE PLAN


         |_|  FOR         |_|  AGAINST        |_|  ABSTAIN



3. ADOPTION OF THE COLUMBUS McKINNON CORPORATION EXECUTIVE MANAGEMENT VARIABLE COMPENSATION PLAN


         |_|  FOR         |_|  AGAINST        |_|  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1, 2 AND 3.

To change the address on your account, please check the box at right   |_|
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________ Date:___________________

Signature of Shareholder _____________________ Date:___________________

Note: Please sign exactly as name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                      C-3